UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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PRAECIS PHARMACEUTICALS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRAECIS PHARMACEUTICALS INCORPORATED

830 WINTER STREET

WALTHAM, MASSACHUSETTS 02451-1420

March 23, 2006

Dear Stockholder:

On Thursday, May 11, 2006, PRAECIS PHARMACEUTICALS INCORPORATED will hold its annual meeting of stockholders. On behalf of the Board of Directors, I am pleased to invite you to join us so that we can report to you on the activities of PRAECIS during 2005 and discuss the outlook for 2006. The meeting will be held at our corporate headquarters and research facility located at 830 Winter Street, Waltham, Massachusetts 02451-1420, and is scheduled to begin at 10:00 a.m.

At the annual meeting, you will be asked to vote on the following proposals: (1) election of the directors nominated by your Board of Directors; (2) approval of a Fourth Amended and Restated 1995 Stock Plan, which amends and restates our Third Amended and Restated 1995 Stock Plan, to increase by 500,000 the number of shares of common stock authorized for issuance under the Stock Plan, permit the grant of restricted stock awards and include certain performance goals for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended; (3) approval of an amendment to our Second Amended and Restated Employee Stock Purchase Plan to increase by 80,000 the number of shares of common stock authorized for issuance under the Plan; and (4) ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2006. These proposals are described in the attached proxy statement which you should read carefully. Your Board of Directors recommends that you vote in favor of each proposal.

Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Regardless of the number of shares you own, please complete, sign, date and promptly return the enclosed proxy card in the enclosed envelope.

We appreciate your continued support.

Sincerely,

Kevin F. McLaughlin
President and
Chief Executive Officer

PRAECIS PHARMACEUTICALS INCORPORATED

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of PRAECIS PHARMACEUTICALS INCORPORATED:

The 2006 annual meeting of the stockholders of PRAECIS PHARMACEUTICALS INCORPORATED (the “Company”) will be held at the Company’s corporate headquarters and research facility located at 830 Winter Street, Waltham, Massachusetts 02451-1420, on Thursday, May 11, 2006, at 10:00 a.m., for the following purposes:

1.                To elect eight directors of the Company for a one-year term expiring at the 2007 annual meeting;

2.                To approve the Company’s Fourth Amended and Restated 1995 Stock Plan, which amends and restates the Third Amended and Restated 1995 Stock Plan (the “Existing 1995 Stock Plan”), to increase by 500,000 the number of shares of common stock authorized for issuance under the Existing 1995 Stock Plan, permit the grant of restricted stock awards and include certain performance goals for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended;

3.                To approve an amendment to the Company’s Second Amended and Restated Employee Stock Purchase Plan to increase by 80,000 the number of shares of common stock authorized for issuance under the Plan;

4.                To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006; and

5.                To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Stockholders of record at the close of business on Friday, March 17, 2006 will be entitled to vote at the annual meeting, whether in person or by proxy. All stockholders are cordially invited to the meeting.

By Order of the Board of Directors

Mary Beth DeLena
Secretary

830 Winter Street
Waltham, Massachusetts 02451-1420
March 23, 2006

To ensure that your shares are represented at the annual meeting, we urge you to complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. This will assure your representation and a quorum for the transaction of business at the annual meeting. If you do attend the annual meeting, you may vote in person if you desire to do so, even if you have returned a proxy card.

PRAECIS PHARMACEUTICALS INCORPORATED

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 11, 2006

General

We are furnishing this proxy statement to stockholders of record of PRAECIS PHARMACEUTICALS INCORPORATED (“PRAECIS” or the “Company”) in connection with the solicitation of proxies for use at the annual meeting of stockholders of the Company to be held on Thursday, May 11, 2006, at 10:00 a.m. at the Company’s corporate headquarters and research facility located at 830 Winter Street, Waltham, Massachusetts 02451-1420, and at any adjournment(s) thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The Notice of Annual Meeting of Stockholders, this proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 24, 2006.

On November 1, 2005, we effected a 1-for-5 reverse stock split of our common stock, which affected all then outstanding shares of common stock as well as shares of common stock underlying and the per share exercise prices of stock options outstanding immediately prior to the effective time of the reverse stock split. Share prices and numbers, including the number of shares underlying (and the per share exercise prices of) stock options, in this proxy statement have been adjusted (including, to the extent applicable, on a retroactive basis) to reflect the reverse stock split.

Voting Securities, Quorum and Required Vote

Record Date; Stockholders Entitled to Vote

Only holders of record of common stock, par value $.01 per share, of the Company (“Common Stock”) as of the close of business on March 17, 2006 (the “Record Date”) are entitled to receive notice of and to vote at the annual meeting. On the Record Date, there were 10,513,055 shares of Common Stock outstanding, constituting all of the outstanding voting securities of the Company. Stockholders are entitled to one vote for each share of Common Stock they held as of the Record Date.

Quorum

A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will exist at the annual meeting if the holders of record as of the Record Date of a majority of the number of shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the annual meeting. Shares held as of the Record Date by holders who are present or represented by proxy at the annual meeting but who have abstained from voting or have not voted with respect to some or all of such shares on any proposal to be voted on at the annual meeting will be counted as present for the purposes of establishing a quorum.

Required Vote

To be elected as a director at the annual meeting (Proposal No. 1), each candidate for election must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the annual meeting. The affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the annual meeting is required to approve the Company’s Fourth Amended and Restated 1995 Stock Plan (Proposal No. 2) and to approve an amendment to the Company’s Second Amended and Restated Employee Stock Purchase Plan (Proposal No. 3). The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting is required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006 (Proposal No. 4).

Effective of Withheld Votes, Abstentions and Broker Non-Votes

Shares represented by proxies which are marked “WITHHELD” with regard to the election of directors (Proposal No. 1) will be excluded entirely from the vote and thus will have no effect on the outcome of the vote. Shares represented by proxies which are marked “ABSTAIN” with regard to the approval of the Company’s Fourth Amended and Restated 1995 Stock Plan (Proposal No. 2) and an amendment to the Company’s Second Amended and Restated Employee Stock Purchase Plan (Proposal No. 3) will be excluded entirely from the vote and will have no effect on the outcome of the vote. Shares represented by proxies which are marked “ABSTAIN” with regard to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006 (Proposal No. 4) will be considered present in person or represented by proxy at the annual meeting and will have the effect of a negative vote because approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the annual meeting. Broker “non-votes,” if any, will not be considered votes cast and, accordingly, will be excluded entirely from the vote and thus have no effect on the outcome of the vote on any proposal.

Proxies and Voting Procedures

Voting Your Proxy

You may vote in person at the annual meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

If you sign and return your proxy card to us in time for it to be voted at the annual meeting, one of the individuals named as your proxy, each of whom is an officer of the Company, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but no indication is given as to how to vote your shares as to one or more of the proposals to be voted on at the annual meeting, your shares will be voted FOR any proposal as to which you have given no indication as to how to vote.

The Board of Directors knows of no matters, other than Proposal Nos. 1, 2, 3 and 4 as set forth in the accompanying Notice of Annual Meeting of Stockholders, to be presented at the annual meeting. If any other matter is properly presented at the annual meeting upon which a vote may properly be taken, shares represented by duly executed and timely returned proxy cards will be voted on any such matter in accordance with the judgment of the named proxies.

How to Vote by Proxy

You may vote by proxy by completing, signing, dating and returning your proxy card in the enclosed envelope. If you hold your shares through a broker, you should provide written instructions to your broker on how to vote your shares. Under the rules of the New York Stock Exchange, member brokers who do not receive instructions from beneficial owners will be allowed to vote on the election of directors (Proposal No. 1) and the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006 (Proposal No. 4). Accordingly, if you do not provide your broker with instructions on how to vote your shares, your shares may not be voted on those Proposals in the same manner that you would have voted if you had provided instructions. To ensure that your broker timely receives your instructions, you should promptly complete, sign and send to your broker in the envelope enclosed with this proxy statement the voting instruction form which is also enclosed. You may also wish to check the voting form used by the firm that holds your shares to see if it offers telephone or Internet voting.

Revoking Your Proxy

You may revoke your proxy before it is voted by:

•       sending in a new proxy with a later date;

•       notifying the Secretary of the Company in writing before the annual meeting that you have revoked your proxy; or

•       voting in person at the annual meeting.

If you hold your shares through a broker or other custodian, you will need to contact them to revoke your proxy.

Voting in Person

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the annual meeting a “legal proxy” authorizing you to vote your “street name” shares held as of the Record Date.

Tabulation

A representative of the Company’s transfer agent will act as Inspector of Election for the annual meeting. The representative will tabulate votes cast by proxy at the annual meeting through an automated system administered by the transfer agent and will manually tabulate votes cast in person at the annual meeting.

Proxy Solicitation and Expenses

This solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation. In addition to the solicitation of proxies by mail, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, in person or by telephone or facsimile. We will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of shares of Common Stock.

Delivery of Proxy Materials and Annual Report to Households

The Securities and Exchange Commission has implemented a rule permitting companies and their brokers, banks or other intermediaries to deliver a single copy of an annual report and proxy statement to households at which two or more beneficial owners reside. This method of delivery, which eliminates duplicate mailings, is referred to as “householding.” We have been notified that certain brokers, banks and other intermediaries have elected to household the Company’s Annual Report and proxy statement. Accordingly, beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Company’s Annual Report and this proxy statement.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Company’s Annual Report and this proxy statement are delivered may obtain a separate Annual Report and/or proxy statement without charge by sending a written request to PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420, Attention: Investor Relations, or by calling the Company at (781) 795-4100. The Company will promptly deliver an Annual Report and/or proxy statement upon request.

Not all brokers, banks or other intermediaries offer beneficial owners the opportunity to participate in householding. If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly. Alternatively, if you want to revoke your consent to householding and receive a separate Annual Report and proxy statement for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

Pursuant to our Third Amended and Restated By-Laws, all of our directors are elected at each annual meeting of stockholders. Each director elected at the annual meeting will hold office until the next annual meeting of stockholders and until the director’s successor is duly elected and qualified, or until the director’s earlier death, resignation or removal. Our Amended and Restated Certificate of Incorporation, as amended, provides that the number of directors shall be fixed from time to time by a majority of our Board of Directors. Currently, the number of directors has been fixed at eight directors, and there are no vacancies on the Board.

Stockholders may withhold authority from the persons named as proxies in the enclosed proxy card to vote for the entire slate of nominated directors or, by appropriately marking the proxy card, may withhold the authority to vote for any individual director nominee. Instructions on the proxy card to withhold authority to vote for one or more of the director nominees will result in those nominees receiving fewer votes. If any nominee is unable to serve or for good reason will not serve as a director, shares voted by proxy for such nominee will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve.

The names of the individuals nominated by your Board of Directors and presented for your consideration, their ages, the year in which they became directors of the Company and certain other information about them are set forth below. All of the nominees are incumbent directors. None of the corporations or other organizations referred to below with which a nominee for director has been employed or otherwise associated is a parent, subsidiary or other affiliate of the Company.

Nominees for Election to the Board of Directors

Malcolm L. Gefter, Ph.D.	Malcolm L. Gefter, Ph.D., founded PRAECIS and has served as a
Age 64

director since July 1993, as Chairman of the Board since February 1994 and as our Chief Scientific Officer since January 2005. From July 1996 to January 2005, Dr. Gefter served as our Chief Executive Officer, and from July 1998 to May 2002, he was also our President. Dr. Gefter was our Treasurer from July 1993 to July 1998. Dr. Gefter has been a professor of biology at the Massachusetts Institute of Technology and is now professor emeritus. He has authored more than 200 original scientific papers. Dr. Gefter was a founder of ImmuLogic Pharmaceutical Corporation, and from 1987 to March 1997, served as Chairman of the Board of Directors of ImmuLogic. Dr. Gefter received his B.S. in Chemistry from the University of Maryland and his Ph.D. in Molecular Biology from Albert Einstein College of Medicine.

Kevin F. McLaughlin	Kevin F. McLaughlin has served as a member of our Board of
Age 49

Directors and as our Chief Executive Officer since January 2005 and as President since September 2004. Mr. McLaughlin served as our Chief Operating Officer from September 2004 to January 2005. Prior to this, Mr. McLaughlin served as our Chief Financial Officer from September 1996 to September 2004, our Treasurer from July 1998 to September 2004 and our Secretary from January 1997 to November 2004. Mr. McLaughlin was an Executive Vice President

from January to September 2004, a Senior Vice President from July 1998 to January 2004, and a Vice President from September 1996 to July 1998. Prior to joining PRAECIS, he was Vice President and Chief Financial Officer of Advanced Techcom, Inc., a privately-held communications company, from March 1996 to August 1996. From 1980 to 1996, he held senior level financial positions at Computervision Corporation and its predecessor Prime Computer, Inc., including Vice President, Treasurer and Director of Corporate Planning, where he was directly involved with financial, accounting and investor relations management, as well as public and private financing. Mr. McLaughlin received his B.S. in Accounting from Northeastern University and his MBA from Babson College.

G. Leonard Baker, Jr.	G. Leonard Baker, Jr. has served as a member of our Board of
Age 63

Directors since March 1994. Since 1974, Mr. Baker has been a Managing Director of the General Partner of Sutter Hill Ventures, a venture capital firm. Mr. Baker also serves as a director of Therma-Wave, Inc., Corcept Therapeutics Incorporated and a number of privately held companies.

Garen G. Bohlin	Garen G. Bohlin has served as a member of our Board of Directors
Age 58

since July 2003. Mr. Bohlin is the Chief Operating Officer of Sirtris Pharmaceuticals, Inc., a privately held biotechnology company. Prior to joining Sirtris, Mr. Bohlin served as President and Chief Executive Officer of Syntonix Pharmaceuticals, Inc., a privately held biotechnology company, from September 1998 through July 2005. Prior to that time, Mr. Bohlin spent 14 years at Genetics Institute, Inc. (“GI”), a biotechnology company. In his last position at GI, he served as Executive Vice President with responsibility for essentially all of the non-scientific areas of GI that comprised approximately half of the company’s then 1,600 employees. Prior to joining GI, Mr. Bohlin spent 13 years at Arthur Andersen, a public accounting firm, where, as partner, he oversaw all client activities for a broad range of Fortune 500 businesses, as well as smaller publicly and privately owned companies. He serves as a director of Syntonix Pharmaceuticals, Inc. and Acusphere, Inc., and was past chair and a director of the Massachusetts Biotechnology Council.

Henry F. McCance	Henry F. McCance has served as a member of our Board of Directors
Age 63

since December 1993. Mr. McCance has been employed at Greylock Management Corporation, a private venture capital group, since 1969, where he has been President since 1990 and Chairman of the Board since 1997. Mr. McCance is a general partner of several venture capital funds affiliated with Greylock. Mr. McCance also serves as a director of Cabot Corporation.

Leonard E. Post, Ph.D.	Leonard E. Post, Ph.D., has served as a member of our Board of
Age 53

Directors since September 2003. Dr. Post is currently a privately employed scientific consultant. From July 2000 to January 2006, Dr. Post was the Senior Vice President of Research and Development at Onyx Pharmaceuticals, Inc., a biotechnology company. Prior to joining Onyx Pharmaceuticals, Dr. Post spent nine years at the

Parke-Davis Pharmaceutical Research Division of Warner-Lambert Company, a global pharmaceutical company, where he held various management positions, including Vice President, Discovery. From 1981 to 1991, Dr. Post held various scientific and management positions at The Upjohn Company. From 1993 to June 2000, Dr. Post also served as an adjunct professor in the Department of Microbiology and Immunology at the University of Michigan, and from 1990 to 1994, he was a member of the NIH Recombinant DNA Advisory Committee.

David B. Sharrock	David B. Sharrock has served as a member of our Board of Directors
Age 69

since February 1994. Since 1994, Mr. Sharrock has been a privately employed business consultant. From 1990 to 1994, Mr. Sharrock was Executive Vice President and Chief Operating Officer of Marion Merrell Dow Inc., a global pharmaceutical company, and from 1988 to 1989, he was President and Chief Operating Officer of Merrell Dow Pharmaceuticals, Inc. Mr. Sharrock also serves as a director of Cincinnati Bell, Inc., Indevus Pharmaceuticals, Inc. and MGI Pharma, Inc.

Patrick J. Zenner	Patrick J. Zenner has served as a member of our Board of Directors
Age 59

since July 2001. Mr. Zenner has served as the interim Chief Executive Officer and Chairman of the Board of Curagen Corporation, a genomics-based pharmaceutical company, since May 2005. In January 2001, Mr. Zenner retired from Hoffmann La Roche Inc., North America, the prescription drug unit of the Roche Group, a leading research-based health care enterprise, where he served as President and Chief Executive Officer since 1993, and was a member of the global Pharmaceutical Executive Committee. Mr. Zenner joined Hoffmann La Roche Inc. in 1969 and held a number of executive positions both internationally and domestically during his tenure. Mr. Zenner also serves as a director of Dendrite International, Inc., Geron Corporation, Curagen Corporation, ArQule, Inc., West Pharmaceutical Services, Inc., First Horizon Pharmaceutical Corporation, XOMA, Ltd., EXACT Sciences Corporation and other private companies.

The Board of Directors recommends a vote “FOR” the election of the above-named nominees as directors of the Company.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Set forth below is certain information concerning non-director employees who currently serve as executive officers. Our executive officers serve at the discretion of the Board of Directors. There are no family relationships between any of our directors and executive officers. None of the corporations or other organizations referred to below with which an executive officer has been employed or otherwise associated is a parent, subsidiary or affiliate of the Company.

Edward C. English, age 38, has been our Vice President, Chief Financial Officer and Treasurer since September 2004 and our Assistant Secretary since November 2004. Mr. English joined PRAECIS in February 1997 and has held various senior positions in the accounting and finance department, most recently serving as the Senior Director of Finance and Corporate Controller. From 1990 until

January 1997, Mr. English was a Certified Public Accountant with KPMG LLP, a public accounting firm, where he held various positions including working as a manager on audit engagements in the Health Care and Life Sciences practice. Mr. English received his B.S. in Business Administration from Georgetown University and a joint M.S. in Accounting and MBA from Northeastern University.

Marc B. Garnick, M.D., age 59, joined PRAECIS in April 1994 as our Executive Vice President and Chief Medical and Regulatory Officer. From 1987 to 1994, he was Vice President, Clinical Development at Genetics Institute, Inc., a biotechnology company. Dr. Garnick was a leader, as an academic physician, in the clinical development of Lupron® as a treatment for hormonally responsive prostate cancer. He is on the faculty of the Harvard Medical School as a clinical professor of medicine, and maintains a clinical practice at the Beth Israel Deaconess Medical Center, a teaching hospital of the Harvard Medical School. Dr. Garnick has written over 300 papers, four books and numerous articles. Dr. Garnick received his A.B. in Biology from Bowdoin College and his M.D. from the University of Pennsylvania School of Medicine.

Richard W. Wagner, Ph.D., age 45, has been our Executive Vice President, Discovery Research since January 2004. Dr. Wagner joined PRAECIS in December 2002 as Executive Vice President, Science and Technology. Prior to joining PRAECIS, Dr. Wagner was Senior Vice President of Research at Phylos, Inc., a privately held biopharmaceutical company, where he was responsible for research efforts in Lexington, Massachusetts, and at Phylos GmbH, a German subsidiary of Phylos. From July 1997 to August 2000, he served as Vice President of Research and Development at Phylos. From 1989 to 1997, Dr. Wagner held several positions at Gilead Sciences, Inc., a biopharmaceutical company, where he most recently was Director of Cell Biology, a member of Gilead’s management team and a leading expert on the development of antisense therapeutics. Dr. Wagner received his B.S. in biochemistry from Trinity College, his Ph.D. in chemistry from Brown University, and was a National Cancer Institute post-doctoral fellow at the Wistar Institute, University of Pennsylvania.

BOARD ACTIONS; COMMITTEES OF THE BOARD OF DIRECTORS

During 2005, our Board of Directors held six regular meetings, four special meetings and acted by unanimous written consent three times.

The Board of Directors has designated three principal standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. An additional standing committee established by the Board in 2004, the Sales and Marketing Committee, was dissolved in November 2005. The composition and functions of these committees, and the number of meetings held in 2005, are described below.

Audit Committee

The Audit Committee is a separately-designated committee established by the Board of Directors in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is currently comprised of Messrs. Baker, Bohlin and McCance, each of whom is independent under Rule 10A-3(b)(1) under the Exchange Act and the applicable rules of the National Association of Securities Dealers, Inc. Mr. Bohlin is the Chairman of the Audit Committee.

All of the members of the Audit Committee are financially literate, knowledgeable and qualified to review the Company’s financial statements. The Board of Directors has determined that Mr. Bohlin qualifies as an “audit committee financial expert” as such term is defined in Item 401(h)(2) of Regulation S-K under the Securities Act of 1933, as amended.

The Audit Committee met five times during 2006. In addition, Mr. Bohlin, in his capacity as the Chairman of the Audit Committee, participates in meetings with management and the Company’s independent registered public accounting firm regarding the Company’s financial results and other financial and accounting matters. Mr. Bohlin provides summary reports of these meetings to the other members of the Audit Committee. The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company. On November 13, 2003, the Board of Directors approved an Amended and Restated Audit Committee Charter that sets forth in detail the duties and responsibilities of the Audit Committee. A copy of the Amended and Restated Audit Committee Charter was annexed to the Company’s proxy statement relating to its 2004 Annual Meeting of Stockholders and is available on our website at http://www.praecis.com, under “Investor Relations—Corporate Governance.”  The report of the Audit Committee in respect of fiscal year 2005 is included elsewhere in this proxy statement.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Post, Sharrock and Zenner, each of whom is an “independent director” under the applicable rules of the National Association of Securities Dealers, Inc., a “Non-Employee Director” within the meaning of Section 16 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Zenner is the Chairman of the Compensation Committee. The Compensation Committee met seven times during 2005. The Compensation Committee is responsible for reviewing and recommending salaries for the Company’s executive officers, reviewing and recommending compensation for members of the Board of Directors, approving equity incentive awards and other forms of compensation for the Company’s executive officers, administering our Existing 1995 Stock Plan (which will be superseded by the Fourth Amended and Restated 1995 Stock Plan if Proposal No. 2 is approved by stockholders), our Second Amended and Restated Employee Stock Purchase Plan (which will be amended if Proposal No. 3 is approved by stockholders), Executive Management Bonus Plan and Management Incentive Plan, and providing recommendations on various other matters. The Compensation Committee is governed by a charter, a current copy of which is available on our website at http://www.praecis.com, under “Investor Relations—Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. Baker, Bohlin, McCance, Post, Sharrock and Zenner, each of whom is an “independent director” under the applicable rules of the National Association of Securities Dealers, Inc. Mr. McCance is the Chairman of the Nominating and Corporate Governance Committee. Mr. McCance has also been designated as the Lead outside Director of the Board. The Nominating and Corporate Governance Committee held three formal meetings during 2005. In addition, matters covered in the Nominating and Corporate Governance Committee Charter were discussed by the independent directors of the Company during the executive sessions which followed each regularly scheduled Board of Directors’ meeting.

The functions of the Nominating and Corporate Governance Committee include identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; overseeing corporate governance matters generally; and overseeing the annual evaluation of the Board and the Company’s management.

The Nominating and Corporate Governance Committee is governed by a charter, a current copy of which is available on our website at http://www.praecis.com, under “Investor Relations—Corporate Governance.”  A copy of the charter is also available in print to stockholders upon request, addressed to the attention of the Secretary at PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter

Street, Waltham, Massachusetts  02451-1420. In addition, the Nominating and Corporate Governance Committee is governed by Corporate Governance Guidelines, a current copy of which is available on our website at the address specified above.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders anytime prior to 120 days before the anniversary date of the Company’s preceding annual meeting of stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the proposed candidate. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following:

•       The name and address of the stockholder, evidence of the person’s beneficial ownership of Company stock, including the number of shares beneficially owned and the length of time of such beneficial ownership, and a description of any agreements, arrangements or understandings between the stockholder and the proposed candidate and any other person(s) (including their names) pursuant to which the recommendation is being made; and

•       The name, age, business and residence address of the proposed candidate, the number of shares of Company stock, if any, beneficially owned by the proposed candidate, the proposed candidate’s resume or a listing of his or her qualifications to be a director of the Company, and the proposed candidate’s consent to be named as a director if recommended by the Nominating and Corporate Governance Committee and nominated by the Board.

•       In order for a proposed candidate recommended by a stockholder or stockholders as described above to be considered by the Nominating and Corporate Governance Committee, the stockholder recommendation and information described above must be sent by certified or registered mail, return receipt requested, to the attention of the Secretary at PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts  02451-1420 and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company’s preceding annual meeting of stockholders.

The Nominating and Corporate Governance Committee believes that, in order to be recommended by it as a director nominee, a candidate must have such knowledge, experience, skills and expertise so as to enhance the Board’s ability to manage and direct the affairs and business of the Company. Accordingly, when considering potential nominees, the Committee examines a candidate’s specific experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to Board responsibilities. The Committee will also consider, when applicable, whether a candidate’s skill and experience would enhance the ability of a particular Board committee to fulfill its duties or satisfy any independence requirements imposed by law, regulation or the National Association of Securities Dealers, Inc.

Potential nominees may come to the attention of the Nominating and Corporate Governance Committee from current directors, executive officers or other persons. As described above, the Committee will also consider candidates recommended by stockholders. The Committee also, from time to time, engages firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating and Corporate Governance Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s credentials and accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as indicated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Sales and Marketing Committee

Prior to its dissolution in November 2005, the Sales and Marketing Committee was comprised of Messrs. Sharrock and Zenner, each of whom is an “independent director” under the applicable rules of the National Association of Securities Dealers, Inc. and has extensive senior management experience in the pharmaceutical industry. The Sales and Marketing Committee was established to review the Company’s commercialization plans and the progress of the Company’s sales and marketing efforts with respect to Plenaxis®, and provide guidance and recommendations to the sales and marketing team regarding the continued development, implementation and assessment of commercialization strategies. The Sales and Marketing Committee held one formal meeting during 2005 prior to the Company’s announcement that it was voluntarily discontinuing promotional activities relating to Plenaxis® and the sale of Plenaxis® for new patients in the United States.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

The Board has established a process to receive communications from stockholders. Stockholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual director or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the attention of the Secretary at PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts  02451-1420.

All communications received as set forth in the preceding paragraph will be opened by the Legal Department for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any individual director or group or committee of directors, the Legal Department will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

It is the Company’s policy that directors are invited and encouraged to attend the Company’s annual stockholder meetings. Seven of our eight directors attended the 2005 Annual Meeting. We expect that a majority of our directors will be in attendance at the 2006 Annual Meeting.

DIRECTOR COMPENSATION

We pay all non-employee directors an annual retainer of $15,000, plus $1,500 for each regularly scheduled board meeting they attend in person or participate in by telephone. We also pay each non-employee director a fee of $1,000 for each regularly scheduled committee meeting that he attends in person or participates in by telephone and $500 for any other special telephonic Board or committee meeting in which he participates. Mr. Bohlin receives a per-meeting fee of $1,000 for his attendance and participation in, on behalf of the Audit Committee and in his capacity as the Chairman of that Committee, meetings with the Company’s management and Ernst & Young LLP regarding the Company’s financial results and other financial and accounting matters. In addition, we reimburse our directors for reasonable expenses in connection with attending board and committee meetings.

Directors are eligible to receive stock options under our Existing 1995 Stock Plan and will be eligible to receive stock options under the Fourth Amended and Restated 1995 Stock Plan if it is approved by stockholders. In connection with their initial election to the Board of Directors, non-employee directors receive an option grant to purchase 4,000 shares of Common Stock. Each initial option grant vests and becomes exercisable in equal monthly installments over a three-year period from the date of grant so long as the individual continues to be a member of our Board of Directors. In addition, non-employee directors generally receive an annual option grant, normally in November. On November 10, 2005, we granted each of Messrs. Baker, Bohlin, McCance, Post, Sharrock and Zenner an option under our Existing 1995 Stock Plan to purchase 4,000 shares of Common Stock, at an exercise price of $4.08 per share. Each option grant vests and becomes exercisable in equal monthly installments over a one-year period from the date of grant so long as the individual continues to be a member of our Board of Directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about the beneficial ownership of our Common Stock as of February 28, 2006, except as otherwise noted, by:

•       each named executive officer (as defined under the heading, “Summary Compensation Table”);

•       each of our directors;

•       each person who is known by us to beneficially own more than five percent of our Common Stock; and

•       all of our executive officers and directors as a group.

This information is based upon information received from or on behalf of the individuals or entities named below. Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated in the footnotes below, we believe, based on the information furnished or otherwise available to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 10,503,555 shares of Common Stock outstanding as of February 28, 2006.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days after February 28, 2006 were deemed to be outstanding. We did not deem such shares to be outstanding, however, for the purpose of computing the percentage ownership of any other person. Asterisks indicate beneficial ownership of less than one percent.

Name and Address of Beneficial Owner	Number of Shares	Number of Shares Subject to Options (1)	Percent
Mark Lappe (2)	949,661	—	9.0%
Efficacy Capital Ltd.
Efficacy Biotech Fund, L.P.
Efficacy Biotech Fund Limited
Efficacy Biotech Master Fund Ltd.
11622 El Camino Real, Suite 100
San Diego, CA 92130
Lloyd I. Miller, III (3)	558,770	—	5.3
4550 Gordon Drive
Naples, FL 34102
Xmark Opportunity Partners, LLC (4)	546,832	—	5.2
Xmark Opportunity Fund, L.P.
Xmark Opportunity Fund, Ltd.
Xmark JV Investment Partners, LLC
301 Tresser Blvd., Suite 1320
Stamford, CT 06901

Kevin F. McLaughlin	20,800	132,163	1.4
Malcolm L. Gefter, Ph.D. (5)	110,500	324,198	4.0
Edward C. English	1,956	28,882	*
Marc B. Garnick, M.D. (6)	104,296	198,246	2.8
Richard W. Wagner, Ph.D.	4,048	31,493	*
Michael J. Keavany (7)	6,800	—	*
G. Leonard Baker, Jr. (8)	383,420	13,666	3.8
c/o Sutter Hill Ventures
755 Page Mill Road, Suite A-200
Palo Alto, CA 94304
Garen G. Bohlin	—	9,332	*
c/o Sirtris Pharmaceuticals, Inc.
790 Memorial Drive, Suite 104
Cambridge, MA 02139
Henry F. McCance	14,054	13,666	*
c/o Greylock Limited Partnership
880 Winter Street
Waltham, MA 02451
Leonard E. Post, Ph.D.	—	7,110	*
David B. Sharrock	12,750	15,916	*
Patrick J. Zenner	—	13,666	*
All directors and executive officers as a group (12 persons)	658,624	788,338	12.8

(1)          Reflects the number of shares issuable upon the exercise of options exercisable as of April 29, 2006.

(2)          According to a Schedule 13G filed by Mark Lappe, Efficacy Capital Ltd., Efficacy Biotech Fund, L.P., Efficacy Biotech Fund Limited and Efficacy Biotech Master Fund Ltd. with the Securities and Exchange Commission on February 6, 2006, Efficacy Capital Ltd. holds the listed shares for the account of Efficacy Biotech Master Fund Ltd., to which it acts as the investment adviser with investment discretion over portfolio investments. Efficacy Capital Ltd. is the manager of Efficacy Biotech Master Fund Ltd. Mr. Lappe is a principal and the managing member of Efficacy Capital Ltd. Efficacy Biotech Fund, L.P. and Efficacy Biotech Fund Limited each own an indirect interest in the listed shares due to their respective interests in Efficacy Biotech Master Fund Ltd. Mr. Lappe has sole voting and dispositive power with respect to the listed shares and the other entities have shared voting and dispositive power with respect to such shares.

(3)          According to a Schedule 13G filed by Lloyd I. Miller, III, with the Securities and Exchange Commission on October 14, 2005, Mr. Miller has shared voting and dispositive power with respect to 12,000 of the listed shares as an investment advisor to the trustee of a certain family trust.  In addition, according to such Schedule 13G, persons other than Mr. Miller have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the listed shares.

(4)          According to information provided to the Company on March 16, 2006, as of February 28, 2006, Xmark Opportunity Fund, L.P. held 118,334 of the listed shares, Xmark Opportunity Fund, Ltd. held 144,633 of the listed shares and Xmark JV Investment Partners, LLC held 283,865 of the listed shares.  Xmark Opportunity Partners, LLC, is the sole member of the investment manager of Xmark Opportunity Fund, L.P. and Xmark Opportunity Fund, Ltd. and the investment manager of Xmark JV Investment Partners, LLC and, as such, possesses sole power to vote the listed shares.

(5)   Includes 1,300 shares held by Dr. Gefter as custodian for his daughter and 1,300 shares held by Dr. Gefter as custodian for his son.

(6)          Includes 706 shares of Common Stock held by the Garnick Family 1999 Grantor Retained Annuity Trust and 3,257 shares of Common Stock held by the Garnick Family 2003 Grantor Retained Annuity Trust. Dr. Garnick is the trustee of both trusts.

(7)          Effective as of the close of business on July 20, 2005, Mr. Keavany’s employment as Senior Vice President, Sales and Marketing was terminated in connection with our strategic restructuring, and on that date all of his options, none of which were vested, were cancelled.

(8)          Includes 312,119 shares of Common Stock held by Sutter Hill Ventures and affiliated entities, as to which Mr. Baker, a member of our Board of Directors and a managing director of the general partner of Sutter Hill Ventures, shares voting and investment power with the other managing directors of the general partner of Sutter Hill Ventures. Mr. Baker disclaims beneficial ownership of the shares of Common Stock held by Sutter Hill Ventures and the other affiliated entities, except to the extent of his proportionate partnership interest therein. Also includes 14,675 shares held by a family trust of which Mr. Baker is a co-trustee and 26,185 shares held by the SHV Profit Sharing Trust, a retirement trust for the benefit of Mr. Baker. Mr. Baker disclaims beneficial ownership of the shares held in the family trust, except to the extent of his pecuniary interest in the trust. In addition, Mr. Baker shares pecuniary interest in the shares underlying his stock options with the other managing directors of the general partner of Sutter Hill Ventures pursuant to a contractual arrangement, and disclaims beneficial ownership of such underlying shares except to the extent of his proportionate interest therein.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and officers and stockholders who own more than 10% of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during or in respect of the fiscal year ended December 31, 2005, the Company is not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act during or in respect of such fiscal year, except for the inadvertent late reporting of an open market purchase by Mr. Keavany on March 7, 2005 which was reported on a Form 4 filed with the Securities and Exchange Commission on March 10, 2005.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding our equity compensation plans as of December 31, 2005.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved By Security Holders	1,681,629	$26.62	544,786	(1)
Equity Compensation Plans Not Approved By Security Holders	—	—	—
Total	1,681,629	$26.62	544,786	(1)

(1)          Includes 521,454 shares of Common Stock available for issuance under our Existing 1995 Stock Plan and 23,332 shares of Common Stock available for issuance under our Second Amended and Restated Employee Stock Purchase Plan. In addition to stock options, awards under our Existing 1995 Stock Plan, and under the Fourth Amended and Restated 1995 Stock Plan, if approved by stockholders, may take the form of other stock awards specified in such plans. If such awards are granted, they will reduce the number of shares of Common Stock available for issuance pursuant to future stock option awards.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is currently comprised of Leonard E. Post, Ph.D., David B. Sharrock and Patrick J. Zenner, each of whom is an “independent director” under the applicable rules of the National Association of Securities Dealers, Inc., a “Non-Employee Director” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Mr. Sharrock served as the Chairman of the Compensation Committee through May 2005, at which time he stepped down and Mr. Zenner was appointed to serve as Chairman. The Compensation Committee is responsible for reviewing and recommending salaries for the Company’s executive officers, reviewing and recommending compensation for members of the Board of Directors, approving equity incentive awards and other forms of compensation for the Company’s executive officers and employees, administering our Existing 1995 Stock Plan, Executive Management Bonus Plan, Management Incentive Plan and Second Amended and Restated Employee Stock Purchase Plan and providing recommendations on various other matters. The Compensation Committee met seven times during fiscal year 2005. Recommendations and decisions made by the Compensation Committee are reported to the full Board of Directors for approval or ratification, as appropriate.

Compensation Philosophy

The general philosophy of the Company’s compensation program is to align compensation with business objectives and performance. The Company’s compensation policies are intended to foster a performance-oriented environment that rewards achievement of specific goals, both corporate and individual, and thereby attract, motivate and retain highly qualified executives and other key employees whose abilities and efforts are critical to carrying out the company’s strategic operating plan and thus to the Company’s long-term success and the enhancement of stockholder value. Key elements of these policies include:

•       cash compensation that is competitive with other biopharmaceutical and biotechnology companies with which the Company competes for talent, determined by comparing the Company’s pay practices with these companies and the establishment of salary and bonus parameters based on this comparison; and

•       equity-based incentives for executive officers and other key employees to ensure that they are motivated over the long-term to respond to the Company’s business challenges and opportunities as owners and not just as employees.

The Compensation Committee’s objective is to set executive compensation at competitive levels within the biopharmaceutical and biotechnology industries. The Compensation Committee also pays particular attention to the compensation practices of biopharmaceutical and biotechnology companies in the greater Boston area; there is intense competition with these companies for experienced senior management personnel. In general, the Committee has set total executive compensation at levels that are within the 50th to 60th percentile based upon industry data (including the Radford survey) and independent surveys of local biopharmaceutical and biotechnology companies. The Compensation Committee also utilizes an independent compensation consultant as necessary to assist in evaluating the Company’s executive compensation programs and pay practices. The use of an independent consultant is intended to provide additional assurance that these programs and practices are reasonable and consistent with the Company’s objectives.

The Company’s executive compensation consists of three key components: base salary, annual bonus awards and equity-based incentives. Each of these components is intended to complement the others, and,

taken together, to satisfy the Company’s compensation objectives. The Compensation Committee’s policies with respect to these three components, including the bases for the compensation awarded to Kevin F. McLaughlin, the Company’s Chief Executive Officer during fiscal 2005, are discussed below.

Executive Compensation

Base Salary

The Compensation Committee reviews annually the Chief Executive Officer’s base salary and the Chief Executive Officer’s recommendation with regard to the base salaries of the other executive officers. When reviewing salaries, the Compensation Committee considers individual and corporate performance in the prior year, levels of responsibility, the importance of the individual to the execution of the Company’s strategic operating plan, prior experience, breadth of knowledge and competitive pay practices. As noted above, the Compensation Committee used peer group and other market data to test for reasonableness and competitiveness of base salaries, but also exercised subjective judgment in view of its compensation objectives.

The base salaries paid to the Company’s named executive officers for fiscal year 2005 are shown in the Summary Compensation Table appearing on page 21.

Executive Management Bonus Plan

The Company established the Executive Management Bonus Plan to reward participants, currently limited to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Medical and Regulatory Officer, and Executive Vice President, Discovery Research, for their contributions to the achievement of corporate performance goals, as well as for their achievement of individual goals. Each year the Board of Directors, upon recommendation of the Compensation Committee, approves the corporate performance measures selected and the individual performance goals for the Chief Executive Officer and each of the Company’s other executive officers, as well as the target award values, as a percentage of base salary, under the Executive Management Bonus Plan. The Compensation Committee believes these corporate and individual goals will drive the future success of the Company’s business and thus enhance stockholder value.

Historically, the amount of each award has been primarily related to corporate performance, including the progress of the Company’s commercialization efforts, clinical programs and research and development efforts. It has generally been the practice of the Compensation Committee to recommend awards to the executive officers based on the overall corporate performance and the performance of senior management. During 2005, the Compensation Committee placed an increased emphasis on individual performance in determining bonus awards. The amount each participant may be awarded is directly dependent upon the individual’s position, responsibility and ability to affect the Company’s  success. The target award value for 2005, as a percentage of base salary, was 50% for the Chief Executive Officer, 30% for each of the Chief Medical and Regulatory Officer and the Executive Vice President, Discovery Research, and 25% for the Chief Financial Officer. The target award values for 2005 were consistent with those set for 2004.

The Executive Management Bonus Plan provides for payment in cash of 100% of each award granted. The Executive Management Bonus Plan also provides that the Compensation Committee, in its sole discretion, may recommend that a participant be granted an award in an amount up to 1.5 times the participant’s target award percentage multiplied by the participant’s base salary.

The Compensation Committee carefully considered whether awards should be granted under the Company’s Executive Management Bonus Plan in respect of 2005. Extensive discussions were held with senior management and in executive session with the other independent non-employee members of the Board of Directors regarding the Company’s approved corporate goals for 2005 and the Company’s performance measured against those goals. The evaluation of corporate performance included a thorough review of the corporate goals and related performance both prior to and after the Company’s strategic restructuring announced in May 2005. The individual performance of each executive officer was also carefully and fully evaluated. As part of its evaluation, the Compensation Committee and the non-employee members of the Board also considered the overall context of the Company having gone through a dramatic but necessary strategic restructuring during 2005. In this context, it was determined that it was not only reasonable, but necessary as an operational matter, in order for the Company to continue to move forward with its strategic operating plan, that the efforts of the key management personnel critical to refocusing the Company and implementing this operating plan, be reasonably recognized and rewarded. Accordingly, based upon the Company’s performance against its stated corporate goals for 2005 both pre- and post-restructuring, and the emphasis placed on individual executive performance, the Board of Directors, upon recommendation of the Compensation Committee, determined that cash bonuses in respect of 2005 should be paid to the executive officers under the Executive Management Bonus Plan. The respective amounts of these cash bonuses paid to the Company’s executive officers are shown in the Summary Compensation Table appearing on page 21.

In January 2006, the Board of Directors, upon recommendation of the Compensation Committee, approved the fiscal 2006 performance measures for the executive officers under the Executive Management Bonus Plan. These performance measures include technology development milestones and other measures of the overall progress of the Company’s DirectSelect™ drug discovery technology, clinical and preclinical development milestones for the Company’s PPI-2458 program, business development goals relating to DirectSelect™ and the license or sale of the Company’s Plenaxis®-related assets, targets for annual cash utilization and other strategic business goals. The target award value for 2006 for each executive officer under the Executive Management Bonus Plan remains unchanged from the 2005 target award values described above.

Management Incentive Program

The Company established the Management Incentive Program to reward participants, which may include executive officers who are not eligible to participate in the Executive Management Bonus Plan and other key personnel, for the achievement of corporate and individual goals. The Compensation Committee oversees the administration of the Management Incentive Program. Each year the participants in the Management Incentive Program, together with their supervisors, establish individual goals under the program. Members of senior management set the corporate goals under the Management Incentive Program and establish the target award value, as a percentage of base salary, for each participant. Based on senior management’s assessment of the achievement of corporate goals, the Chief Executive Officer proposes an aggregate bonus pool amount. The Compensation Committee reviews this assessment and aggregate amount, makes adjustments thereto as it deems appropriate and approves an aggregate bonus pool amount. Individual payment amounts from the aggregate bonus pool approved by the Compensation Committee are then determined by the Chief Executive Officer based on the participant’s achievement of individual goals. The aggregate bonus pool amount under the Management Incentive Program recommended by the Chief Executive Officer for 2005 was modestly adjusted by the Compensation Committee and approved.

Stock Options

The Third Amended and Restated 1995 Stock Plan was established to provide the Company’s employees with an opportunity to share, along with the Company’s stockholders, in the long-term performance of the Company. Stock options only have value to the employee if the market price of the Common Stock appreciates in value from the date the stock options are granted.

Grants of stock options are generally made upon commencement of employment, with additional grants being made periodically to eligible employees, and, occasionally, following a significant change in job responsibility, scope or title. On-hire stock option grants through the end of 2004 had vesting schedules of five years, with 20% vesting on the first anniversary of the date-of-hire and thereafter on a monthly basis, if the optionee is then employed by the Company. Annual stock option grants to executive officers through 2004 had vesting schedules of three years, vesting in equal monthly installments, if the optionee is then employed by the Company. Stock option grants made to employees, including executive officers, during 2005 have four-year vesting schedules, with 25% vesting on the first anniversary of the grant date and thereafter on a monthly basis, if the optionee is then employed by the Company. The exercise price of options granted under the Third Amended and Restated 1995 Stock Plan is 100% of fair market value of the Common Stock on the date of grant. All options expire ten years after the date of grant.

The Compensation Committee reviews annually the vesting status and number of options held by the Company’s executive officers to determine if additional grants are appropriate to maintain long-term incentives. Following the announcement of the Company’s strategic restructuring in May 2005 involving, among other things, a substantial reduction in force, the Compensation Committee determined that there was a need for a grant of new equity-based awards intended to support the retention of the Company’s remaining employees and provide them with incentives to successfully implement the Company’s refocused strategic operating plan going forward and thereby enhance stockholder value. In determining the number of stock options to grant, the Compensation Committee considered, among other things, the fact that a majority of the options held by executive officers had an exercise price that greatly exceeded the market price of the Common Stock at that time and thus no longer served as effective incentives to retain and motivate these employees. The options awarded to the executive officers of the Company in fiscal year 2005, all of which were granted in May following announcement of the Company’s strategic restructuring, are shown in the Option Grants in Fiscal 2005 table appearing on page 22.

Chief Executive Officer Compensation

Kevin F. McLaughlin’s annual base salary for fiscal year 2005 was $350,000, representing an increase of approximately 9.4% over his 2004 annual base salary of $320,000, which was effective September 7, 2004, when he was appointed as the Company’s President and Chief Operating Officer. This increase in annual base salary was due primarily to his promotion to Chief Executive Officer and related expansion of his duties and responsibilities, as well as his performance during 2004.

In May 2005, as part of the Company-wide option grant to remaining employees following the substantial reduction in force referred to above, the Compensation Committee granted Mr. McLaughlin an option to purchase 80,000 shares of Common Stock, at an exercise price of $3.35 per share. These options vest and become exercisable over a four-year period, with 25% vesting on the anniversary of the grant date and the remainder vesting in ratable monthly installments thereafter, so long as Mr. McLaughlin remains employed with the Company. The Committee determined that this option grant was appropriate to maintain long-term incentives for Mr. McLaughlin to continue to contribute to the growth of the Company and enhance stockholder value, particularly in light of the Company’s strategic restructuring as described above.

In evaluating Mr. McLaughlin’s performance and determining his eligibility for and the amount of a bonus under the Executive Management Bonus Plan, the Compensation Committee considered the factors described above for all executive officers and primarily focused on Mr. McLaughlin’s overall accountability for the Company’s performance during 2005 as the Company’s Chief Executive Officer and his critical role in executing the Company’s strategic restructuring, refocusing the Company, strengthening the Company’s balance sheet and carrying forward the Company’s strategic operating plan. Based upon the considerations described above, the Board of Directors, upon recommendation of the Compensation Committee, approved a 2005 bonus award for Mr. McLaughlin under the Executive Management Bonus Plan of

$141,925. Bonus awards for 2005 under the Executive Management Bonus Plan were also approved for the Chief Financial Officer, Chief Medical and Regulatory Officer, and Executive Vice President, Discovery Research, in the amounts of $52,000, $56,400 and $80,250, respectively.

Dr. Gefter served as the Company’s Chief Executive Officer until January 25, 2005. His compensation for 2005 consisted of the base salary set forth in the Summary Compensation Table appearing at page 21. Dr. Gefter’s salary while Chief Executive Officer during 2005 was paid at an annual rate of $397,312, which was reduced to an annual rate of $200,000 for the remainder of 2005, during which time he served, and continues to serve, as the Company’s Chief Scientific Officer. Dr. Gefter received no bonus in respect of 2005 and was not awarded stock options or other equity grants during 2005.

Conclusion

Based upon its review of executive compensation for 2005, the Compensation Committee finds the total compensation of the Chief Executive Officer and the other executive officers of the Company in the aggregate to be reasonable and not excessive.

Policy on Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that may be deducted by a public company in any tax year with respect to the company’s chief executive officer and each of its four next highest compensated executive officers. This limit does not apply, however, to performance-based compensation, as long as certain conditions are satisfied.

The Compensation Committee believes that stock options or other compensation granted under the Third Amended and Restated 1995 Stock Plan satisfy the conditions necessary to qualify such compensation as performance-based compensation permitted to be excluded from the $1,000,000 compensation deduction limitation in accordance with the Internal Revenue Code and related regulations. The Compensation Committee’s general policy is to take into account the deductibility of compensation in determining the type and amount of compensation payable to executive officers.

Respectfully submitted by the Compensation Committee:

Patrick J. Zenner, Chairman
Leonard E. Post, Ph.D.
David B. Sharrock

Summary Compensation Table

The following table sets forth all compensation earned, including salary, bonuses, stock options and other compensation, during the fiscal years ended December 31, 2005, 2004 and 2003 by Kevin F. McLaughlin, our current chief executive officer, Malcolm L. Gefter, Ph.D., our former chief executive officer until January 2005, our three other most highly compensated executive officers as of December 31, 2005, and Michael J. Keavany, our former Senior Vice President, Sales and Marketing, who would have been one of our four most highly compensated executive officers at December 31, 2005 had he still been an executive officer of the Company at that time. We may refer to these officers as our “named executive officers” in other parts of this proxy statement.

		Annual Compensation				Long-Term Compensation
Name and Position(s)	Year	Salary		Bonus		Securities Underlying Options (1)	All Other Compensation
Kevin F. McLaughlin (2)	2005	$347,692		$141,925		80,000	—
President and Chief Executive Officer	2004	283,578		—		31,600	—
	2003	246,750		74,025		17,500	—
Malcolm L. Gefter, Ph.D. (3)	2005	215,191		—		—	—
Chairman of the Board and Chief Scientific	2004	397,312		—		28,000	—
Officer and former Chief Executive Officer	2003	382,200		191,100		35,000	—
Edward C. English	2005	207,846		52,000		20,000	—
Chief Financial Officer, Vice President,	2004	167,312		17,000	(4)	19,400	—
Treasurer and Assistant Secretary	2003	139,500		13,500		2,000	—
Marc B. Garnick, M.D.	2005	339,743		56,400		20,000	—
Executive Vice President and Chief Medical	2004	326,499		—		14,000	—
and Regulatory Officer	2003	314,080		94,224		35,000	—
Richard W. Wagner, Ph.D.	2005	267,171		80,250		50,000	—
Executive Vice President, Discovery	2004	250,280		70,000	(5)	21,600	—
Research	2003	240,000		72,000		31,750	—
Michael J. Keavany (6)	2005	157,056		—		—	$150,914	(7)
Former Senior Vice President, Sales	2004	34,269	(8)	—		30,000	80,000	(9)
and Marketing

(1)          As previously noted under “General” on page 1 of this proxy statement, shares underlying options have been adjusted (including, to the extent applicable, on a retroactive basis) to reflect the 1-for-5 reverse split of the Common Stock which occurred on November 1, 2005.

(2)          During 2004, Mr. McLaughlin served as Chief Financial Officer, Executive Vice President, Treasurer and Secretary until September 7, 2004, at which time he was appointed President and Chief Operating Officer. In connection with his promotion to President and Chief Operating Officer, Mr. McLaughlin’s annual base salary was increased to $320,000 from $270,000. Effective January 25, 2005, Mr. McLaughlin was appointed as the Company’s Chief Executive Officer and resigned as Chief Operating Officer.

(3)          Effective January 25, 2005, Dr. Gefter resigned as our Chief Executive Officer and assumed the non-executive officer position of Chief Scientific Officer.

(4)          Represents a pro-rated cash bonus paid under the Company’s Management Incentive Plan in recognition of Mr. English’s performance as the Company’s Corporate Controller prior to his promotion in September 2004 to Chief Financial Officer, Vice President and Treasurer.

(5)          Represents a discretionary one-time cash payment in recognition of Dr. Wagner’s efforts during 2004 in taking over responsibility for and reorganizing the Company’s discovery research department, as well as leading the effort to develop the Company’s DirectSelect™ drug discovery technology.

(6)          Effective as of the close of business on July 20, 2005, Mr. Keavany’s employment with the Company was terminated in connection with our strategic restructuring.

(7)          Includes payments to assist in defraying the cost of certain temporary living expenses in the amount of $25,000, severance payments of $114,231 and an accrued vacation payout of $11,683.

(8)          Mr. Keavany joined the Company on November 11, 2004. This amount represents the total salary earned by Mr. Keavany during 2004 and is based on an annual base salary of $270,000.

(9)          Includes payments to assist in defraying the cost of certain temporary living expenses in the amount of $25,000 and a signing bonus of $55,000.

Option Grants in Fiscal 2005

The following table shows information regarding options we granted to the named executive officers under our Existing 1995 Stock Plan during the year ended December 31, 2005. We have never granted any stock appreciation rights. The maximum term of each option granted is ten years from the date of grant, subject to earlier termination in the event of resignation or termination of employment. The percentage of the total options granted to employees in 2005 shown in the table below is based on options to purchase an aggregate of 468,596 shares of Common Stock granted to our employees, directors and consultants during the year. The exercise price of each option is equal to the fair market value of the Common Stock on the date of grant as determined by the Compensation Committee of our Board of Directors.

The potential realizable values are net of the exercise prices and before taxes associated with the exercise, and are based on the assumption that our Common Stock appreciates at the annual rate shown from the date of the grant until the expiration of the ten-year option term. We have calculated these numbers based on the rules of the Securities and Exchange Commission, and they do not represent our estimate or projection of future Common Stock prices. The amounts reflected in the table may not necessarily be achieved. The actual amount the executive officer may realize will depend upon the extent to which the stock price exceeds the exercise price of the options on the exercise date.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share	Expiration Date	5%	10%
Kevin F. McLaughlin	80,000	17.1%	$3.35	5/27/15	$168,544	$427,173
Malcolm L. Gefter, Ph.D.	—	—	—	—	—	—
Edward C. English	20,000	4.3	3.35	5/27/15	42,136	106,781
Marc B. Garnick, M.D.	20,000	4.3	3.35	5/27/15	42,136	106,781
Richard W. Wagner, Ph.D.	50,000	10.7	3.35	5/27/15	105,340	266,952
Michael J. Keavany (2)	—	—	—	—	—	—

(1)          These options vest and become exercisable over a four-year period so long as the optionee remains employed by the Company. Options with respect to 25% of the shares vest and become exercisable on the one-year anniversary of the grant date, and thereafter in equal monthly installments, if the optionee is then employed by the Company. These options automatically become fully vested and exercisable in the event that the optionee is terminated without cause or leaves for good reason within a one-year period following a change of control of the Company.

(2)          Effective as of the close of business on July 20, 2005, Mr. Keavany’s employment as Senior Vice President, Sales and Marketing was terminated in connection with our strategic restructuring. No options were granted to Mr. Keavany during the year ended December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Option Values at December 31, 2005

The following table provides information concerning option exercises by the named executive officers during the year ended December 31, 2005 and the number and value of unexercised options held by the named executive officers at December 31, 2005. The value realized on option exercises is calculated based on the fair market value per share of Common Stock on the date of exercise less the applicable exercise price.

The value of unexercised in-the-money options held at December 31, 2005 represents the total gain which the option holder would realize if he exercised all of the in-the-money options held at December 31, 2005, and is determined by multiplying the number of shares of Common Stock underlying the options by the difference between $4.00, which was the closing price per share of our Common Stock on the Nasdaq National Market on December 30, 2005, and the applicable per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

			Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In-The-Money Options at December 31, 2005
Name	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Kevin F. McLaughlin	—	$—	125,841	99,397	$64,533	$52,000
Malcolm L. Gefter, Ph.D.	—	—	311,446	59,956	272,000	—
Edward C. English	—	—	26,358	35,242	—	13,000
Marc B. Garnick, M.D.	—	—	193,561	33,223	—	13,000
Richard W. Wagner, Ph.D.	—	—	26,976	76,372	—	32,500
Michael J. Keavany (1)	—	—	—	—	—	—

(1)          Effective as of the close of business on July 20, 2005, Mr. Keavany’s employment as Senior Vice President, Sales and Marketing was terminated in connection with our strategic restructuring, and on that date all of his options, none of which were vested, were cancelled.

Employment Agreements/Change of Control Arrangements

None of our named executive officers has an employment agreement, although all of our executive officers have entered into agreements that contain non-disclosure and non-solicitation restrictions and covenants.

In connection with our strategic restructuring announced in May 2005, the position of Senior Vice President, Sales and Marketing, held by Michael J. Keavany, was eliminated.  On May 19, 2005, the Board of Directors approved a severance arrangement for Mr. Keavany.  Under this arrangement, the Company agreed to pay Mr. Keavany severance at his then current base salary rate of $270,000, and reimburse him for COBRA premium payments to the extent he elected continued medical and/or dental coverage under Company sponsored plans, from July 20, 2005, his employment termination date, through May 21, 2006.

We have entered into letter agreements, effective as of May 9, 2002, with Malcolm L. Gefter, Ph.D., Kevin F. McLaughlin and Marc B. Garnick, M.D., and effective as of September 16, 2004, with Edward C. English and Richard W. Wagner, Ph.D. These agreements provide that in the event of a change of control of the Company, the officer will receive a lump sum severance payment in an amount described below if his employment is terminated within one year of such change of control, either by the Company without cause or voluntarily by him as a result of an adverse and material diminution in duties, a material reduction in annual compensation or an increase in his daily commute of more than 50 miles. If the change of control occurs within one year of the effective date of the agreement, the amount of the severance payment will be the sum of the officer’s annual salary for the year in which the change of control occurs plus the full amount of his target bonus award under the Executive Management Bonus Plan for that year. If the change of control occurs after the first anniversary of the agreement, the amount of the severance payment will be two times the sum of the officer’s annual salary and target bonus award under the Executive Management Bonus Plan for the year in which the change of control occurs. These agreements also provide for the continuation of certain insurance coverage, at no cost to the officer, for a period of either one or two years following termination of employment within one year after a change in control, depending upon whether the change of control occurs before or after the first anniversary of the agreement. In the case of Messrs. Gefter, McLaughlin and Garnick, since their letter agreements have been in effect for more than two years, the amount of the severance payment will be two times the sum of the officer’s annual salary and, for Messrs. McLaughlin and Garnick only (since Dr. Gefter is no longer eligible to participate in the Executive Management Bonus Plan), target bonus award under the Executive Management Bonus Plan for the year in which the change of control occurs, and the period of continued insurance coverage will be two years. Under the agreements, each officer is also entitled to reimbursement of certain legal expenses.

These agreements also provide that all future stock options granted to these officers will become fully vested and exercisable upon the termination of their employment upon or after a change of control of the Company if such termination would entitle them to a lump sum severance payment under the terms of their letter agreements.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee is currently, or has been at any time since our formation, one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

STOCKHOLDER RETURN PERFORMANCE PRESENTATION

The following graph shows the total stockholder return on an initial investment of $100 in cash on December 29, 2000 through December 31, 2005 for (i) our Common Stock, (ii) The Nasdaq Stock Market (U.S.) Index and (iii) the Nasdaq Pharmaceutical Index. All values assume reinvestment of the full amount of all dividends, if any. The performance shown is not necessarily indicative of future performance.

Comparison of five year cumulative total return among
PRAECIS PHARMACEUTICALS INCORPORATED,
the Nasdaq Stock Market (U.S.) Index and the Nasdaq Pharmaceutical Index

	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
PRAECIS PHARMACEUTICALS INCORPORATED	$100.00	$19.90	$11.11	$22.02	$6.50	$0.55
Nasdaq Stock Market (U.S.) Index	100.00	79.08	55.95	83.35	90.64	92.73
Nasdaq Pharmaceutical Index	100.00	85.35	53.53	77.72	84.27	92.80

PROPOSAL NO. 2
APPROVAL OF FOURTH AMENDED
AND RESTATED 1995 STOCK PLAN

In this proposal, you are being asked to approve the Company’s Fourth Amended and Restated 1995 Stock Plan, which amends and restates our Third Amended and Restated 1995 Stock Plan to:

•       increase by 500,000 the number of shares of Common Stock authorized for issuance under the Third Amended and Restated 1995 Stock Plan;

•       permit the grant of restricted stock awards; and

•       include certain performance goals for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Amendment and Restatement of the Existing 1995 Stock Plan

Increase in Shares

Our Board of Directors and our stockholders approved and adopted a Second Amended and Restated 1995 Stock Plan in February 2000, which became effective upon the closing of our initial public offering in May 2000, and under which 2,275,000 shares of Common Stock were authorized and reserved for issuance. In March 2002, the Board approved an amendment to the Second Amended and Restated Stock Plan to increase by 600,000 the number of shares authorized for issuance thereunder, which amendment was approved by our stockholders in May 2002. The Board approved and adopted the Third Amended and Restated 1995 Stock Plan (referred to herein as the “Existing 1995 Stock Plan”), which our stockholders approved in 2004, to increase the number of shares of Common Stock authorized for issuance thereunder by 300,000 shares (from 2,875,000 to 3,175,000) and extend the term thereof through January 5, 2015. As of February 28, 2006, 552,595 shares of Common Stock remained available for issuance of new awards under the Existing 1995 Stock Plan. The Board of Directors believes that increasing the number of shares of Common Stock available for such issuance will enhance our flexibility in connection with providing long-term equity incentives and better enable the Company to retain and motivate our current employees. In addition, the Board believes that this amendment will help the Company successfully compete for qualified employees, officers and directors in an environment of competitive hiring, by providing them with an ownership interest in the Company. On March 15, 2006, the Board approved the Fourth Amended and Restated 1995 Stock Plan, subject to stockholder approval, to increase the number of available shares by 500,000, for a total of 3,675,000 shares authorized for issuance thereunder.

Permit Restricted Stock Grants

Our Board of Directors believes that the compensation goals of the Existing 1995 Stock Plan will be enhanced if the Existing 1995 Stock Plan is amended to permit the grant of restricted stock awards thereunder. Awards of restricted stock are generally awards of shares of Common Stock which are either subject to forfeiture if the specified vesting goals are not met or are deliverable on a deferred basis on the achievement of vesting conditions. Accordingly, the Fourth Amended and Restated 1995 Stock Plan approved by the Board, subject to stockholder approval, permits the grant of restricted stock awards with respect to some or all of the shares available thereunder.

Approval of the Fourth Amended and Restated 1995 Stock Plan, including performance goals, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that may be deducted by a public company in any tax year with respect to the company’s chief executive officer and four next highest compensated executive officers. This limit does not apply, however, to compensation which qualifies as performance-based compensation, as long as certain conditions are satisfied. In order for grants of restricted stock to constitute performance-based compensation for purposes of Section 162(m), the vesting of the restricted stock must be conditioned upon the achievement of performance goals set forth in the plan and approved by the company’s stockholders. In order to permit the Company to grant restricted stock which qualifies as performance-based compensation, the Fourth Amended and Restated 1995 Stock Plan (which includes performance goals as described below) must be approved by our stockholders. The Company believes that stock options granted under the Existing 1995 Stock Plan satisfy the conditions necessary to qualify such stock options as performance-based compensation permitted to be excluded from the $1,000,000 compensation deduction limitation in accordance with the Internal Revenue Code and related regulations. In addition, if this Proposal No. 2 is approved by our stockholders, the Company believes that stock options, restricted stock or other compensation to be granted under the Fourth Amended and Restated 1995 Stock Plan will be eligible to qualify as performance-based compensation permitted to be excluded from the $1,000,000 compensation deduction limitation.

The performance goals which have been included in the Fourth Amended and Restated 1995 Stock Plan permit the grant of awards the vesting of which may be based on one or more of the following business criteria: technology development milestones and other measures of the overall progress on the Company’s drug discovery technology; progress on the Company’s drug discovery and development pipeline; research productivity; movement of programs from research to development; product development; entry into pilot agreements, partnerships or collaborations relating to the Company’s technology or product candidates; in-licensing of technology and/or drug targets or candidates; appreciation in the market value of Company common stock; fiscal management; cash utilization; employee turnover and/or other human resources activities; leadership development and/or talent management or any combination of the foregoing. The Fourth Amended and Restated 1995 Stock Plan permits performance goals to be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof. The performance goals may also specify levels of performance at which partial vesting will occur.

If this Proposal No. 2 is not approved by our stockholders, the Existing 1995 Stock Plan will continue to be in effect in its current form, the number of shares of Common Stock that may be issued under the Existing 1995 Stock Plan will remain at an aggregate of 3,175,000 shares, grants of restricted stock will not be authorized under the Existing 1995 Stock Plan nor will performance goals be included therein.

Material Features of the Fourth Amended and Restated 1995 Stock Plan

The text of the Fourth Amended and Restated 1995 Stock Plan is set forth as Appendix A to this proxy statement. In addition, the material features of the Fourth Amended and Restated 1995 Stock Plan are described below. The following description is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the Fourth Amended and Restated 1995 Stock Plan. Accordingly, this summary is qualified in its entirety by reference to Appendix A.

General; Purpose

The purpose of the Fourth Amended and Restated 1995 Stock Plan is to provide a flexible, long-term vehicle to attract, retain and motivate officers, directors, employees and consultants. By providing equity ownership opportunities in the Company, the Fourth Amended and Restated 1995 Stock Plan is intended to better align the interests of officers, directors, employees and consultants with those of our stockholders and thereby enhance our performance and increase stockholder value.  The Compensation Committee of the Board of Directors administers the Existing 1995 Stock Plan and will administer the Fourth Amended and Restated 1995 Stock Plan, which, if it is approved by stockholders, will supersede the Existing 1995 Stock Plan. Under the terms of the Fourth Amended and Restated 1995 Stock Plan, the Compensation

Committee may grant incentive stock options, non-qualified stock options, restricted stock awards and awards of Common Stock and opportunities to make direct purchases of Common Stock, to employees, directors and consultants of the Company or any of our current or future subsidiaries, provided that the Committee may only grant incentive stock options to persons who are employees at the time of the grant.

Eligibility

As of February 28, 2006, approximately 78 employees, six non-employee directors and 4 consultants were participants under the Existing 1995 Stock Plan. Like the Existing 1995 Stock Plan, the Fourth Amended and Restated 1995 Stock Plan provides that no participant in the plan shall be granted awards thereunder, including stock options, restricted stock or shares of Common Stock permitted to be directly purchased, which in the aggregate exceed 50% of the total number of shares of Common Stock authorized to be issued under the plan.

Exercise or Purchase Price of Awards

Under the Fourth Amended and Restated Stock Plan, the exercise price per share of Common Stock:

•       for incentive and non-qualified stock options must be no less than fair market value per share of Common Stock on the date of grant; and

•       for incentive stock options granted to an employee owning more than 10% of the total combined voting power of all classes of our capital stock, or of any related company, must not be less than 110% of the fair market value per share of the Common Stock on the date of the grant.

Restricted stock awards will typically not have an exercise price.

Vesting

Initially, each incentive stock option granted is exercisable over a period determined by the Compensation Committee in its discretion, not to exceed ten years from the date of grant as required by the Internal Revenue Code. In addition, the exercise period for an incentive stock option may not exceed five years from the date of grant if the option is granted to an individual who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of our stock. The Compensation Committee generally has the right to accelerate the exercisability of any options granted under the Fourth Amended and Restated 1995 Stock Plan which would otherwise be unexercisable. Upon any consolidation or merger, the Committee or the board of directors of any entity assuming our obligations under the plan may make equitable adjustments to the options granted under the plan, accelerate the exercisability of those options or terminate them in exchange for a cash payment. With respect to restricted stock and other awards, the Compensation Committee may condition an award, or the vesting or delivery of restricted stock, upon the attainment of specified performance goals or such other factors as the Compensation Committee may determine in its sole discretion.

Expiration; Amendment

The Existing 1995 Stock Plan is scheduled to expire on January 5, 2015, except as to options or awards outstanding on that date, and the Fourth Amended and Restated 1995 Stock Plan does not change that scheduled expiration date. Like the Existing 1995 Stock Plan, the Fourth Amended and Restated 1995 Stock Plan provides that the Board of Directors may terminate or amend the plan at any time, but only if the amendment or termination would not adversely affect a participant’s rights under any stock option or other award previously granted under the plan. In addition, if stockholder approval of any amendment is required to comply with law or exchange requirements, then the amendment will not be not effective without the required stockholder approval.

As with the Existing 1995 Stock Plan, under the Fourth Amended and Restated 1995 Stock Plan, the Company may not, without the prior approval of the Company’s stockholders, amend any stock option or other award outstanding under the plan to reduce the exercise price of such stock option or award (other than ordinary course equitable adjustments made in connection with transactions affecting the Common Stock), or cancel any stock option or other award outstanding under the plan and then subsequently regrant to the affected participant the same stock option or award with a lower exercise price.

On February 28, 2006, the last reported sale price of the Common Stock on the Nasdaq National Market was $5.96. The following table sets forth as of February 28, 2006, the aggregate number of shares of Common Stock underlying options granted under the Existing 1995 Stock Plan and the weighted average exercise prices thereof, whether or not such options have been exercised, for the individuals or groups identified:

Name or Group	Number of Shares of Common Stock Underlying Options Granted	Weighted Average Exercise Price
Kevin F. McLaughlin	270,138	$13.79
President and Chief Executive Officer
Malcolm L. Gefter, Ph.D.	506,010	43.67
Chairman of the Board and Chief Scientific Officer and
former Chief Executive Officer
Edward C. English	63,599	14.17
Chief Financial Officer, Vice President, Treasurer and Assistant
Secretary
Marc B. Garnick, M.D.	376,361	32.97
Executive Vice President and Chief Medical and Regulatory
Officer
Richard W. Wagner, Ph.D.	103,348	8.76
Executive Vice President, Discovery Research
Michael J. Keavany (1)	30,000	9.30
Former Senior Vice President, Sales and Marketing
All current executive officers as a group (2)	813,446	22.05
G. Leonard Baker, Jr.	16,000	21.15
Garen G. Bohlin	12,000	17.11
Henry F. McCance	16,000	21.15
Leonard E. Post, Ph.D.	10,000	17.09
David B. Sharrock	20,500	19.52
Patrick J. Zenner	16,000	30.03
All current directors who are not executive officers as a group (2)	90,500	21.37
All current employees other than executive officers (3)	1,132,803	22.45

(1)          Effective as of the close of business on July 20, 2005, Mr. Keavany’s employment with the Company was terminated in connection with our strategic restructuring, and on that date all of his options, none of which were vested, were cancelled.

(2)          Excludes shares underlying options granted to Dr. Gefter, who is a non-executive Chairman of the Board. These shares are specified in the table and are also included under “All current employees other than executive officers.”

(3)          Includes 7,834 shares held by consultants to the Company.

Federal Income Tax Consequences of the Fourth Amended and Restated 1995 Stock Plan

Certain relevant federal income tax effects applicable to options and other awards which have been made under the Existing 1995 Stock Plan, or may be made under the Fourth Amended and Restated 1995 Stock Plan if it is approved by stockholders, are described below. The following description is only a summary, and reference is made to the Internal Revenue Code and the regulations promulgated thereunder for a complete statement of all relevant federal tax provisions.

Non-Qualified Stock Options

An optionee generally will not be taxed upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. We will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income. If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss, depending upon the length of time such shares were held by the optionee.

Incentive Stock Options

An optionee will not be in receipt of taxable income upon the grant or exercise of an incentive stock option. If stock acquired pursuant to the timely exercise of an incentive stock option is later disposed of, the optionee will, except as noted below, recognize long-term capital gain or loss equal to the difference between the amount realized upon such sale and the option price. Under these circumstances, we will not be entitled to any federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such stock by the optionee. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains our employee at all times during the period beginning on the date of grant of the incentive stock option and ending on the date 90 days before the date of exercise (or 180 days before the date of exercise in the case of a disabled optionee). If, however, stock acquired pursuant to the exercise of an incentive stock option is disposed of by the optionee prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date such stock is transferred to the optionee upon exercise, known as a disqualifying disposition, any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition at ordinary income rates. In such case, we may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Restricted Stock

In the case of restricted stock awards, an employee generally will not be taxed upon the grant of the award. Rather, at the time of vesting of a restricted stock award, the employee will generally recognize ordinary income for federal income tax purposes in an amount equal to the then fair market value of the shares subject to the portion of the restricted stock award becoming vested. Recipients of restricted stock awards may also elect to be taxed at ordinary income rates at the time of grant (notwithstanding that the restricted shares are not vested), in which case future changes in the value of the shares are eligible to be taxed as capital gain or loss when the shares are ultimately sold. The Company will generally be entitled to a tax deduction at the time, and in the amount, that the employee recognizes ordinary income.

Other Tax Considerations

State tax consequences may in some cases differ from the federal tax consequences. In addition, awards under the plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in consequences different from those described above. The foregoing summary of the income tax consequences in respect of the plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws.

Effect of Fourth Amended and Restated 1995 Stock Plan

Except as described above, the Fourth Amended and Restated 1995 Stock Plan will not alter any other terms of the Existing 1995 Stock Plan. The proceeds received from the Company from the exercise of options or other awards to purchase Common Stock under the Fourth Amended and Restated 1995 Stock Plan will be used for general corporate purposes. If the Fourth Amended and Restated 1995 Stock Plan is not approved by stockholders, the Compensation Committee will continue to grant awards under the Existing 1995 Stock Plan through January 5, 2015, at which time the Existing 1995 Stock Plan will expire, except as to outstanding options and awards at that time.

Approval of the Fourth Amended and Restated 1995 Stock Plan

The Board believes that stockholder approval, and thus the effectiveness, of the Fourth Amended and Restated 1995 Stock Plan will better enable the Company to retain and motivate its current employees and successfully compete for qualified personnel in an environment of competitive hiring.

The Board of Directors recommends a vote “FOR” Proposal No. 2 to approve the Company’s Fourth Amended and Restated 1995 Stock Plan, to increase by 500,000 the number of shares of Common Stock authorized for issuance under the Existing 1995 Stock Plan, permit the grant of restricted stock awards and include certain performance goals for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

PROPOSAL NO. 3

AMENDMENT TO THE COMPANY’S
SECOND AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

In this proposal, you are being asked to approve an amendment to our Second Amended and Restated Employee Stock Purchase Plan (such Second Amended and Restated Employee Stock Purchase Plan, the “ESPP Plan”), to increase by 80,000 (from 80,000 to 160,000) the number of shares of Common Stock authorized for issuance thereunder.

Amendment of the ESPP Plan

As of February 28, 2006, 13,951 shares of Common Stock remained available for issuance under the ESPP Plan. The Board of Directors believes that increasing the number of shares of Common Stock available for issuance under the ESPP Plan will help the Company successfully retain and motivate our current employees and compete for qualified employees and officers in an environment of competitive hiring by providing an opportunity for employees to have an ownership interest in the Company. Accordingly, on March 15, 2006, our Board of Directors approved, subject to the approval by our stockholders of this Proposal No. 3, an amendment to the ESPP Plan to increase the number of shares of Common Stock authorized for issuance under the ESPP Plan by 80,000 shares (from 80,000 to 160,000).

The text of the ESPP Plan, including the amendment to increase the number of shares of Common Stock authorized for issuance thereunder by 80,000, is set forth as Appendix B to this proxy statement. In addition, the material features of the ESPP Plan, as amended, are described below. The following description is intended to be a summary, and does not purport to be a complete statement, of the principal terms of the ESPP Plan, as amended. Accordingly, this summary is qualified in its entirety by reference to Appendix B.

Material Features of the ESPP Plan, as amended

If the amendment to the ESPP Plan is approved by our stockholders, a total of 160,000 shares of Common Stock will be authorized for issuance thereunder. All of our employees who have completed six months of service and whose customary employment is at least 20 hours per week and for more than five months in any calendar year are eligible to participate in the ESPP Plan and will be eligible to participate in the amended ESPP Plan. Under the ESPP Plan currently, and as amended, employees who would own 5% or more of the total combined voting power or value of our Common Stock immediately after having subscribed for shares under the plan may not participate in the plan. As of February 28, 2006, approximately 70 employees, including our four executive officers and our non-executive Chairman of the Board, were eligible to participate in the ESPP Plan and will be eligible to participate in the amended ESPP Plan. Directors who are not also employees of the Company are not eligible to participate in the ESPP Plan and will not be eligible to participate in the amended ESPP Plan.

Each eligible employee may purchase shares of Common Stock through regular payroll deductions in an amount not less than 1% nor more than 10% of the employee’s compensation for each payroll period. At the end of each six-month semiannual cycle, we issue shares of Common Stock on behalf of participating employees, using the employees’ payroll deductions, at a purchase price equal to 85% of the lesser of the last reported sale price of the Common Stock on the first or last business day of the six-month period. Under the ESPP Plan currently and as amended, no employee may purchase shares of Common Stock during any calendar year with a fair market value in excess of $25,000.

Under the ESPP Plan currently, and as amended, the Board of Directors, the Compensation Committee or our stockholders may amend or terminate the plan, provided that:

•       no amendment or termination may affect shares purchased under the plan or the right of a participant to acquire shares during the current six-month semiannual cycle without the consent of that participant; and

•       to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, or any other law, regulation or stock exchange rule, the stockholders will have the right to approve amendments prior to their effectiveness.

In addition, under the ESPP Plan currently, and as amended, our stockholders must approve any amendment which increases the aggregate number of shares of Common Stock which may be issued under the plan or which expands the class of persons entitled to participate under the plan within 12 months after the adoption of the amendment.

As of February 28, 2006, we had issued 66,049 shares of Common Stock under the ESPP Plan. The number of shares that may be purchased by participants under the ESPP Plan currently, and as amended, and the value of the Company’s Common Stock purchased by participants under the ESPP Plan currently, and as amended, will vary based on the fair market value of the Company’s Common Stock on the first and last business day of each six-month purchase period. Accordingly, the number of shares that will be purchased in the future by the named executive officers, executive officers as a group, non-executive directors as a group and all employees who are not-executive officers as a group are not determinable. The following table sets forth as of February 28, 2006 the number of shares of Common Stock and the weighted average purchase prices for the shares purchased under the ESPP Plan by the following individuals or groups identified below:

Name or Group	Number of Shares	Weighted Average Purchase Price
Kevin F. McLaughlin	—	—
President and Chief Executive Officer
Malcolm L. Gefter, Ph.D.	—	—
Chairman of the Board and Chief Scientific Officer and former
Chief Executive Officer
Edward C. English	1,353	$23.30
Chief Financial Officer, Vice President, Treasurer and Assistant Secretary
Marc B. Garnick, M.D.	288	87.37
Executive Vice President and Chief Medical and Regulatory Officer
Richard W. Wagner, Ph.D.	4,048	5.46
Executive Vice President, Discovery Research
Michael J. Keavany (1)	—	—
Former Senior Vice President, Sales and Marketing
All current executive officers as a group	5,689	13.84
All current directors who are not executive officers as a group (2)	—	—
All employees other than executive officers (3)	60,360	16.75

(1)          Effective as of the close of business on July 20, 2005, Mr. Keavany’s employment with the Company was terminated in connection with our strategic restructuring.

(2)          Directors who are not also employees of the Company are not eligible to participate in the ESPP Plan.

(3)          Includes current and former employees.

Federal Income Tax Consequences of the ESPP Plan, as amended

The following description is only a brief summary of certain United States federal income tax consequences relating to the amended ESPP Plan and is not intended to be exhaustive. Interested parties should consult their own advisors as to specific tax consequences, including the application and effect of foreign, state and local tax laws. Reference is made to the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, for a complete statement of all relevant federal tax provisions.

The amended ESPP Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code. Generally, there are no tax consequences to an employee of either becoming a participant in the amended ESPP Plan or purchasing shares under the amended ESPP Plan. The tax consequences relating to the disposition of shares vary depending on the period that the stock is held before its disposition. If a participant disposes of shares within two years after the first day of the six-month semiannual cycle in which it is granted, referred to as the grant date, or within one year after the purchase date on which the shares are acquired, which is called a “disqualifying disposition,” the participant recognizes ordinary income in the year of disposition in an amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price. Such income may be subject to withholding of tax. Any additional gain or resulting loss recognized by the participant from the disposition of the shares is a capital gain or loss. If the participant disposes of shares at least two years after the grant date and at least one year after the purchase date on which the shares are acquired, the participant recognizes ordinary income in the year of disposition in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of disposition and the purchase price or (ii) the difference between the fair market value of the shares on the grant date and purchase price. Any additional gain recognized by the participant on the disposition of the shares is a capital gain. If the fair market value of the shares on the date of disposition is less than the purchase price, there is no ordinary income, and the loss recognized is a capital loss. If the participant owns the shares at the time of the participant’s death, the lesser of (i) the difference between the fair market value of the shares on the date of death and the purchase price or (ii) the difference between the fair market value of the shares on the grant date and purchase price is recognized as ordinary income in the year of the participant’s death.

A capital gain or loss will be long-term if the participant holds the shares for more than 12 months and short-term if the participant holds the shares for 12 months or less. Currently, long-term capital gains are generally subject to a maximum tax rate of 20 percent.

If the participant disposes of the shares in a disqualifying disposition, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code or the regulations thereunder. In all other cases, no deduction is allowed the Company.

Approval of an Amendment to the Second Amended and Restated Employee Stock Purchase Plan

On March 15, 2006, the Board of Directors approved, subject to stockholder approval, an amendment to the ESPP Plan to increase by 80,000 shares the number of shares of Common Stock reserved for issuance under the ESPP Plan. As of February 28, 2006, 13,951 shares remained available for issuance under the ESPP Plan. The proceeds received by the Company from the sale of Common Stock under the ESPP Plan are, and the proceeds received by the Company from the sale of Common Stock under the amended ESPP Plan will be, used for general corporate purposes.

Should the amendment to the ESPP Plan not be approved by our stockholders, the Board of Directors will suspend employee participation in the ESPP Plan once the currently available shares of Common Stock are purchased. The Board believes that amending the ESPP Plan to increase by 80,000 the number of shares of Common Stock authorized for issuance thereunder will better enable the Company to retain and motivate its current employees and successfully compete for qualified personnel in an environment of competitive hiring.

The Board of Directors recommends a vote “FOR” Proposal No. 3 to approve an amendment to the Company’s Second Amended and Restated Employee Stock Purchase Plan to increase by 80,000 the number of shares of Common Stock authorized for issuance thereunder.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has the responsibility and authority described in the Amended and Restated Audit Committee Charter, which has been approved by the Board of Directors. A copy of the Amended and Restated Audit Committee Charter was annexed to the Company’s proxy statement relating to its 2004 Annual Meeting of Stockholders and is also available on our website at http://www.praecis.com, under “Investor Relations—Corporate Governance.”  The members of the Audit Committee meet the independence requirements set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the applicable rules of the National Association of Securities Dealers, Inc. The Audit Committee oversees the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Ernst & Young LLP, the Company’s independent registered public accounting firm who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (“Communication With Audit Committees”), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission and other applicable regulations. In addition, the Audit Committee has received the written disclosures and the letter required by Independence Standards Board No. 1, as modified or supplemented, has discussed with Ernst & Young LLP their independence from management and the Company, and has considered the compatibility with Ernst & Young LLP’s independence as auditors of the non-audit services performed for the Company by Ernst & Young LLP.

The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

The Audit Committee met five times during 2005. In addition, Garen G. Bohlin, in his capacity as the Chairman of the Audit Committee, participated in meetings with management and the Company’s independent registered public accounting firm regarding the Company’s financial results and other financial and accounting matters. Mr. Bohlin provided summary reports of these meetings to the other members of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 filed with the Securities and Exchange Commission, and the Board of Directors approved such inclusion. The Audit Committee also appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

Respectfully submitted by the Audit Committee:

Garen G. Bohlin, Chairman
G. Leonard Baker, Jr.
Henry F. McCance

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

In connection with the audit of the financial statements for fiscal year 2005, the Company entered into an engagement letter with Ernst & Young LLP, our independent registered public accounting firm, which sets forth the terms by which Ernst & Young has performed audit services for the Company. That agreement is subject to alternative dispute resolution procedures and an exclusion of punitive damages.

The following table shows the aggregate fees billed for professional services rendered by Ernst & Young LLP in 2005 and 2004. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy described below. The Audit Committee considered all of the activities described below to be compatible with the maintenance of Ernst & Young LLP’s independence.

	2005	2004
Audit Fees (1)	$302,000	$345,086
Audit-Related Fees	8,500	44,119
Tax Fees	38,770	59,303
All Other Fees	2,500	2,250
Total Fees	$351,770	$450,758

(1)          Includes $119,000 and $144,550 in fees for audit services related to work performed in 2005 and 2004, respectively, with respect to our compliance with Section 404 of the Sarbanes-Oxley Act of 2002 regarding our internal control over financial reporting. As a result of changes in December 2005 to certain rules promulgated by the Securities and Exchange Commission, the Company is no longer an “accelerated filer” and was not required to comply with Section 404 of the Sarbanes-Oxley Act of 2002 with respect to the year ended December 31, 2005.

Audit Fees

Audit fees were for professional services rendered for the audit of the Company’s annual financial statements for fiscal year 2005 and 2004, respectively, and for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the first three quarters of each fiscal year.

Audit-Related Fees

Audit-related fees were principally for services related to accounting consultations and advice on compliance with section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees

Tax fees were for services relating to tax compliance, tax advice and tax planning.

All Other Fees

Fees for all other services not included above, principally consisted of fees for online accounting research tools.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by Ernst & Young LLP. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such approvals to the Audit Committee at its next scheduled meeting. Management provides the Audit Committee with an update of the services provided by, and fees paid to, Ernst & Young LLP at each regularly scheduled Audit Committee meeting.

The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by Ernst & Young LLP during fiscal 2005.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006. Ernst & Young LLP has audited the Company’s consolidated financial statements since the Company’s inception in 1993.

Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The Board of Directors has directed that the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006 be submitted for ratification by the stockholders at the Company’s 2006 annual meeting. Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006 is not required by the Company’s Third Amended and Restated By-Laws or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006, the Audit Committee and the Board of Directors will consider the matter at their next meeting.

It is anticipated that one or more representatives of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders.

The Board of Directors recommends a vote “FOR” Proposal No. 4 to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

OTHER MATTERS

The Board of Directors knows of no other items of business to be brought before the annual meeting other than as described above. If any other items of business should properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxies in accordance with their best judgment with regard to any such items. Discretionary authority for them to do so is contained in the enclosed proxy card.

STOCKHOLDER PROPOSALS

Under the rules and regulations of the Securities and Exchange Commission, to be eligible for inclusion in our proxy statement for our 2007 annual meeting of stockholders, proposals of stockholders must be received at our principal executive offices no later than November 30, 2006 and must otherwise satisfy the conditions established by the Securities and Exchange Commission for such inclusion.

In accordance with our Third Amended and Restated By-Laws, proposals of stockholders intended for presentation at the 2007 annual meeting of stockholders (but not intended to be included in our proxy statement for that meeting) may be made only by a stockholder of record who has given notice of the proposal to the Secretary of the Company at its principal executive offices no earlier than January 12, 2007 and no later than February 10, 2007. The notice must contain certain information as specified in our Third Amended and Restated By-Laws. Any such proposal received after February 11, 2007 will not be considered “timely” for purposes of Rule 14a-4(c)(1) of the federal proxy rules, and the proxies designated by the Company for such meeting will have discretionary authority to vote with respect to any such proposal.

ANNUAL REPORT AND FORM 10-K

The Company is sending, prior to or concurrently with this proxy statement, to all of its stockholders of record as of March 17, 2006, a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2005. The Annual Report to Stockholders contains the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2005.

A copy of the Company’s Annual Report on Form 10-K (excluding exhibits) for the fiscal year ended December 31, 2005 filed with the Securities and Exchange Commission is available without charge upon the written request of any stockholder to PRAECIS PHARMACEUTICALS INCORPORATED, 830 Winter Street, Waltham, Massachusetts 02451-1420, Attention: Investor Relations, or by calling the Company at (781) 795-4100.

March 23, 2006

APPENDIX A

PRAECIS PHARMACEUTICALS INCORPORATED

FOURTH AMENDED AND RESTATED 1995 STOCK PLAN

1.                 Purpose. This Fourth Amended and Restated 1995 Stock Plan (the “Plan”) is intended to benefit and provide incentives:

(a)          to the employees of PRAECIS PHARMACEUTICALS INCORPORATED (the “Company”), its parent (if any) and any present or future subsidiaries of the Company (collectively, “Related Corporations”), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as “incentive stock options” (“ISO” or “ISOs”) under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”);

(b)         to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Option” or “Non-Qualified Options”); and

(c)          to employees, directors and consultants of the Company and Related Corporations by providing them with awards of stock in the Company (“Awards”), as described in paragraph 20.

Both ISOs and Non-Qualified Options are referred to hereinafter individually as an “Option” and collectively as “Options.”  Options and Awards are referred to hereinafter collectively as “Stock Rights.”  As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation,” respectively, as those terms are defined in Section 424 of the Code.

2.                 Administration of the Plan.

(a)          Board or Committee Administration. The Plan shall be administered by a Committee of not less than two (2) persons, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an “outside director” within the meaning of Section 162(m) of the Code and an “independent director” within the meaning of NASDAQ Rule 4350(c)(3). The members of the Committee shall be appointed by the Company’s Board of Directors (the “Board”) and shall serve at the pleasure of the Board. If no Committee has been appointed to administer the Plan, the functions of the Committee specified in the Plan shall be carried out by the Board, except as required by law or applicable listing standards. Subject to the terms of the Plan, the Committee shall have the authority to:

(b)         determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards) to whom Non-Qualified Options and Awards may be granted;

(c)          determine the time or times at which Options or Awards may be granted;

(d)         determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price (if any) of shares subject to each Award;

(e)          determine whether each Option granted shall be an ISO or a Non-Qualified Option;

(f)            determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(g)          determine whether restrictions such as repurchase rights and other vesting restrictions are to be imposed on shares subject to Options and Awards and the nature of such restrictions, if any, and other terms and conditions of Options and Awards not inconsistent with the Plan; and

(h)         interpret the Plan and prescribe and rescind rules and regulations relating to it.

If the Committee determines to issue an ISO, it shall designate the ISO as such upon grant and in the agreement governing such ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem necessary or advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under the Plan.

3.                 Eligible Employees and Others. ISOs may be granted to any employee (including an employee who serves as an officer or director) of the Company or any Related Corporation. Non-Qualified Options and Awards may be granted to any employee (including an employee who serves as an officer or director), director or consultant (including a consultant who also serves as a director) of the Company or any Related Corporation. No participant in the Plan shall be granted Stock Rights which in the aggregate exceed 50% of the total number of shares of common stock, par value $.01 per share (the “Common Stock”), of the Company authorized to be issued pursuant to the Plan. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

4.                 Stock. The stock subject to Options and Awards shall be authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 3,675,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued pursuant to ISOs, Non-Qualified Options or Awards, so long as the number of shares so issued does not exceed such number, as adjusted. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised (or, in the case of an Award, become vested) in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to or subject to Awards, the shares subject to such Options or Awards and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

5.                 Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after January 5, 1995 and prior to the close of business on January 5, 2015. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

6.                 Minimum Option Price; ISO Limitations.

(a)          Exercise Price for Options. The exercise price per share specified in the agreement relating to each Option granted under the Plan shall in no event be less than the fair market value per share of Common Stock as of the date of grant.

(b)         Special Rule Regarding Exercise Price for ISOs. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of such grant.

(c)          $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

(d)         Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the date such Option is granted, provided such date is a business day for which the prices or quotes referred to in this sentence are available and if not, shall be determined as of the last business day prior to such date for which such prices or quotes are available, and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then listed on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

7.                 Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10 and except as otherwise determined by the Committee, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of ISOs generally (to the extent such Option is intended to be an ISO), and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

8.                 Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

(a)          Vesting. The Option (or any portion thereof) shall be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify (including installments based upon the achievement of performance goals).

(b)         Full Vesting of Installments. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

(c)          Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

(d)         Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided, that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16)

if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(c).

9.                 Termination of Employment. If an optionee ceases to be employed by the Company and all Related Corporations (or ceases service therewith), except as provided in paragraph 10 or as otherwise determined by the Committee, no further installments of his Options shall become exercisable (unless otherwise approved by the Committee), and his Options which are exercisable on the date of termination of his employment shall terminate after the passage of three months from the date of termination of his employment, but in no event later than on their specified expiration dates, except (i) in the case of termination for “Misconduct,” as defined in the instrument granting such Options, in which case such Options shall terminate automatically on the date of such termination and (ii) the change in an optionee’s status from employee to consultant shall not be considered as a termination of employment; termination shall occur in such case upon the termination of the consulting relationship, provided that if the optionee in such case holds an ISO, the ISO shall cease to constitute an ISO after the passage of three months from the date of termination of his employment. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); provided, that the period of such leave does not exceed three months or, if longer, any period during which such optionee’s right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided, that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10.          Death; Disability.

(a)          Death. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of the optionee’s death or such longer period not in excess of one year as the Committee shall determine.

(b)         Disability. If an Optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of the termination of the optionee’s employment or such longer period not in excess of one year as the Committee shall determine. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

11.          Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or, in the sole discretion of the Committee at the time of the proposed assignment or transfer, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act (or the rules thereunder), or as the Committee, in its sole discretion, shall otherwise permit. The Option shall be exercisable during the lifetime of the optionee only by such optionee or his guardian or legal representative, or by an assignee or transferee if the Option has been assigned or transferred in compliance with the immediately preceding sentence. Notwithstanding the foregoing, to the extent the instrument evidencing any Non-Qualified Option so provides, and subject to the conditions that the Committee may prescribe, an optionee may, upon providing written notice to the President of the Company, elect to transfer the Options granted to such optionee pursuant to such instrument, without consideration therefor. The terms of such Option shall be binding upon any recipient of such Option.

12.          Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options (including, without limitation, rights of repurchase by the Company and, in the event of an underwritten public offering of the Company’s securities, restrictions on any sale or distribution by the optionee of any of the Company’s common equity for a period of time as the underwriters in such public offering shall determine). In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination, cancellation and other provisions not inconsistent with the Plan as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.          Adjustments. Upon the occurrence of any of the following events, an optionee’s rights with respect to Options granted to him hereunder shall be adjusted as and to the extent hereinafter required, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

(a)          Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

(b)         Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable (or in the discretion of the Committee or the Successor Board, also provide that all unvested Options shall be, or become at the time which the Committee shall determine, immediately exercisable), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment or other consideration equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

(c)          Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

(d)         Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs (a), (b) or (c) with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

(e)          Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

(f)            Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Unless otherwise determined by the Committee, no adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

(g)          Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

(h)         Adjustments. Upon the happening of any of the events described in subparagraphs (a), (b) or (c) above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. If changes in the capitalization of the Company shall occur other than those referred to above in this paragraph 13, the Committee shall make such adjustments, if any, in the number of shares covered by each Stock Right and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs (a), (b) or (c) above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

14.          Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office or to the transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, by delivery of shares of Common Stock (valued at fair market value at the time they are delivered), (c) at the discretion of the Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code or (d) subject to clauses (b) and (c), by any combination of (a), (b) or (c) above. In connection with any payment pursuant to clause (c) above, the Committee may require the optionee to concurrently execute and deliver to the Company a pledge agreement in a form reasonably satisfactory to the Company, together with a stock certificate or certificates representing shares of the Company’s Common Stock (having an aggregate fair market value, as determined by the Committee), equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the optionee’s obligations under such personal recourse note. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.          Term and Amendment of Plan. The Company’s 1995 Stock Plan was originally adopted on January 5, 1995. The Plan as currently in effect was adopted by the Board on March 15, 2006, and shall be effective automatically upon approval of the Company’s stockholders. The Plan shall expire at the close of business on January 5, 2015 (except as to Stock Rights outstanding on that date). The Board may terminate or amend the Plan in any respect at any time; provided, that no such amendment or termination shall adversely affect any Plan participant’s rights under any Stock Right previously granted, without such participant’s written consent. If the scope of any amendment is such as to require stockholder approval in order to comply with applicable law, regulation or stock exchange requirement, then such amendment shall not be effective unless and until such stockholder approval is obtained. In addition, the Board shall not, without the prior approval of the Company’s stockholders, amend any Option or other Award outstanding under the Plan to reduce the exercise price of such Option or Award (other than ordinary course equitable adjustments made in accordance with paragraph 13 or 20, as applicable); nor shall the Board, without the prior approval of the Company’s stockholders, cancel any Option or other Award outstanding under the Plan and then subsequently regrant to the affected participant the same Option or Award with a lower exercise price.

16.          Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion, take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine; provided, that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

17.          Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

18.          Tax Withholding. Upon the exercise of a Non-Qualified Option, the grant of an Award or the making of a purchase of Common Stock for less than its fair market value pursuant to an Award, the making of a Disqualifying Disposition (as defined in paragraph 19) or the vesting of an Award, the Company, in accordance with Section 3402(a) of the Code, may require the optionee or Award recipient to pay withholding taxes in respect of the amount that is considered compensation required to be included in such person’s gross income. The Committee, in its discretion, may condition (i) the exercise of an Option, (ii) the grant or vesting of an Award on the grantee’s payment of such withholding taxes. The Committee shall have the sole discretion to determine the form in which payment of such withholding taxes will be made (i.e., cash, securities or a combination thereof).

19.          Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

20.          Provisions Related to Restricted Stock and Other Awards.

(a)          Awards of shares of Common Stock may be granted either alone, in addition to or in tandem with other awards granted under the Plan or cash awards made outside the Plan, and such shares may be subject to repurchase or reacquisition by the Company or may be subject to deferred delivery, upon such terms and conditions as the Committee may determine (such shares subject to such repurchase or reacquisition being referred to as “Restricted Stock”). The Committee shall determine the eligible persons to whom, and the time or times at which, Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the Award recipient, in the case of Restricted Stock, the time or times within which such shares of Restricted Stock may be subject to forfeiture and all other terms and conditions of any such Award. The Committee may condition an Award or the vesting or delivery of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion. The terms and conditions of Awards need not be the same for each recipient.

(b)         The prospective recipient of an Award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

(i)             Awards must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing an Award agreement and paying whatever price (if any) is required under the Award.

(ii)         A stock certificate in respect of shares of Common Stock which are the subject of an Award shall be issued in the name of the participant receiving such Award, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

(iii)     The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Restricted Stock covered by such Award.

(iv)       Awards of shares of Restricted Stock under the Plan shall be subject to the following restrictions and conditions (in addition to other restrictions and conditions set forth in the

Award agreement with respect to such shares not inconsistent with this Plan which the Committee shall determine in its sole discretion):

(1)          Subject to the provisions of the Plan and the Award agreement, during a period set by the Committee commencing with the date of such Award (the “Restricted Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock issued pursuant to an Award. The Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine, in its sole discretion. The Award agreement may contain other restrictions and conditions not inconsistent with the Plan as the Committee shall deem appropriate, including without limitation, rights of repurchase by the Company and, in the event of an underwritten public offering of the Company’s securities, restrictions on any sale or distribution by the Award recipient of any of the Company’s common equity for a period of time as the underwriters in such public offering shall determine.

(2)          Except as provided herein, the recipient shall have, with respect to shares of Restricted Stock issued pursuant to an Award, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee may, in its sole discretion, at the time of the grant of an Award of Restricted Stock, permit or require the payment of cash dividends with respect to such Restricted Stock to be deferred and, if the Committee so determines, reinvested, in additional shares of Restricted Stock to the extent shares are available under the Plan, or otherwise reinvested. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

(3)          Subject to the applicable provisions of the Award agreement, if and when the Restricted Period expires without a prior forfeiture of the Restricted Stock subject to such Restricted Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly upon the surrender and cancellation of the previously issued certificate(s) representing such shares.

21.          Compliance with Section 162(m). The Plan is intended to permit the grant of qualified performance-based compensation within the meaning of Section 162(m) of the Code. In connection with the grant of such qualified performance-based compensation, the Committee may grant awards which vest or become exercisable only upon the attainment of “Performance Goals.”  “Performance Goals” shall mean the specific objectives that may be established by the Committee, from time to time, with respect to an award granted under the Plan, which objectives may be based on one or more of the following business criteria: technology development milestones and other measures of the overall progress on the Company’s drug discovery technology; progress on the Company’s drug discovery and development pipeline; research productivity; movement of programs from research to development; product development; entry into pilot agreements, partnerships or collaborations relating to the Company’s technology or product candidates; in-licensing of technology and/or drug targets or candidates; appreciation in the market value of Company common stock; fiscal management; cash utilization; employee turnover and/or other human resources activities; leadership development and/or talent management or any combination of the foregoing. Where applicable, Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may be subject to a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be made (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the Performance Goals shall be determined, where applicable, in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; provided that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or its financial statements, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

22.          Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the contest otherwise requires.

APPENDIX B

PRAECIS PHARMACEUTICALS INCORPORATED
SECOND AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (the “Company”), establishes this Second Amended and Restated Employee Stock Purchase Plan (the “Plan”) so that Eligible Employees (as defined herein), if any, may be granted options to purchase Common Stock, par value $.01 per share, of the Company (“Common Stock”).

1.                 Purpose.

The Plan provides Eligible Employees an opportunity to acquire shares of Common Stock under circumstances which enable them to obtain the income tax benefits described in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is intended to provide employees an incentive to continue to promote the Company’s best interests and to enhance its long-term performance.

2.                 Definitions.

Wherever used, the following words and phrases will have the meanings stated below unless a different meaning is plainly required by the context:

“Affiliated Company” means any subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

“Applicable Grant Date” means for any Option the date on which such Option was granted, which shall be a Semiannual Grant Date.

“Board” means the Board of Directors of the Company.

“Committee” means a committee appointed by the Board to which the Board may (but shall not be required to) delegate its powers to administer the Plan.

“Compensation” means the total cash remuneration a Participant receives during an Exercise Period as salary or wages, including overtime pay and bonuses and excluding all other forms of remuneration.

“Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code.

“Effective Date” means July 3, 2000.

“Eligible Employee” means each person who, on an applicable Semiannual Grant Date, is employed by the Company or an Affiliated Company and has been an employee for six (6) or more months at that date. An employee will not be eligible to participate during an Exercise Period if his or her customary employment as of the first day of the period is either (i) less than 20 hours per week or (ii) 5 months or less on a calendar year basis. No employee will be eligible if he or she is on an applicable Semiannual Grant Date an owner of 5% or more of the outstanding capital stock of the Company or an Affiliated Company, as determined under Section 424(d) of the Code.

“Exercise Date” means any date on which an Eligible Employee purchases Common Stock pursuant to an Option under the Plan, which shall, with respect to each Option, be the last day of the Exercise Period in which such Option is granted.

“Exercise Period” means the approximate six-month period commencing on each of July 3, 2000, January 1, 2001, July 2, 2001, December 31, 2001, July 1, 2002, December 30, 2002, June 30, 2003, December 29, 2003, June 28, 2004, January 3, 2005, June 27, 2005, January 2, 2006, June 26, 2006 and January 1, 2007, and ending at 5 p.m. (Boston time) on each of December 31, 2000, July 1, 2001, December 30, 2001, June 30, 2002, December 29, 2002, June 29, 2003, December 28, 2003, June 27, 2004, January 2, 2005, June 26, 2005, January 1, 2006, June 25, 2006, December 31, 2006 and June 24,

2007, respectively. If the Plan is terminated, then the Exercise Period in which it is terminated shall end on the date immediately preceding the effective date of such termination.

“Fair Market Value Per Share of Common Stock” on the day of determination shall mean the last sale price per share of Common Stock on such day reported on the Nasdaq National Market as published in The Wall Street Journal or, if no such sale is so reported, the average of the reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation System, or, if such price at the time is not available from such system, as furnished by any similar system then engaged in the business of reporting such prices and selected by the Board or, if there is no such system, as furnished by any member of the National Association of Securities Dealers, selected by the Board. If the Common Stock is neither reported on the Nasdaq National Market nor traded on the over-the-counter market, fair market value shall be such value as the Board, in good faith, determines. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value Per Share of Common Stock subject to an Option shall be inconsistent with Section 423 of the Code.

“Initial Notice Period” means the period beginning on the Effective Date and ending on the 15th day thereafter.

“Notice Period” means that period beginning 30 days prior to the applicable Semiannual Grant Date (other than the first Semiannual Grant Date) and ending on the 15th day prior to said date.

“Option” means an option granted hereunder which will entitle an Eligible Employee to purchase shares of Common Stock.

“Option Price” means the lower of:  (1) 85% of the Fair Market Value Per Share of Common Stock as of the Applicable Grant Date on which the Option being exercised was granted or (2) 85% of the Fair Market Value Per Share of Common Stock as of the Exercise Date on which such Option is exercised.

“Participant” means an Eligible Employee who has elected to participate in the Plan during the period between such election and the termination of such Eligible Employee’s participation in the Plan.

“Retirement” means a termination of a Participant’s employment with the Company on or after the first day of the month of a Participant’s 65th birthday.

“Semiannual Grant Date” means each of July 3, 2000, January 1, 2001, July 2, 2001, December 31, 2001, July 1, 2002,  December 30, 2002, June 30, 2003, December 29, 2003, June 28, 2004, January 3, 2005, June 27, 2005, January 2, 2006, June 26, 2006 and January 1, 2007.

“Withholding Account” means a bookkeeping record of all amounts withheld during an Exercise Period for a specific Eligible Employee, which are available for the exercise of an Option granted hereunder. Specific segregation of funds is not required.

3.                 Administration.

The Plan shall be administered by the Board, which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers to terminate or amend the Plan) to the Committee. If the Board chooses to appoint a Committee, references hereinafter to the Board shall be deemed to refer to the Committee. Subject to the express provisions of the Plan, the Board may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of the Options granted hereunder and make all other determinations necessary or advisable for the administration of the Plan; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax treatment of the Options under this Plan granted to Eligible Employees subject to United States federal income taxation and preserving the tax treatment of the Plan itself under Section 423 of the Code. The determinations of the Board on all matters regarding the Plan shall be conclusive.

4.                 Maximum Shares to be Granted under the Plan.

The aggregate number of shares of Common Stock available for issuance upon the exercise of Options granted pursuant to Section 5 shall be four hundred thousand (400,000) shares. Shares of Common Stock delivered pursuant to the Plan will be authorized but unissued shares or treasury shares. In the event that any Option granted pursuant to Section 5 expires or is terminated, surrendered or cancelled without being exercised, in whole or in part, for any reason, the number of shares of Common Stock theretofore subject to such Option shall again be available as shares underlying Options which may be granted for grant at the next Semiannual Grant Date pursuant to Section 5 and shall increase the aggregate number of shares of Common Stock underlying Options available for grant during the succeeding Exercise Period.

5.                 Eligibility for Participation and Granting of Options.

(a)   Each employee of the Company who enrolls in the Plan and who is an Eligible Employee on an applicable Semiannual Grant Date is granted without any further action by the Board an Option hereunder which will entitle him or her to purchase, on the immediately following Exercise Date at the Option Price per share for Options granted on such date, shares of Common Stock equal in value up to ten percent (10%) of the Eligible Employee’s Compensation during the Exercise Period divided by such applicable Option Price per share of Common Stock.

(b)   If the number of shares of Common Stock for which Options are granted pursuant to Section 5(a) exceeds the applicable number provided for in Section 4, then the Options granted under Section 5(a) to all Eligible Employees shall, in a nondiscriminatory manner, be reduced on a pro rata basis in a manner which the Board determines to be consistent with Section 423 of the Code.

(c)   No Eligible Employee shall be granted an Option under the Plan which permits his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any Affiliated Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time of the grant of such Option) for each calendar year in which such Option is outstanding at any time. Any Option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 5(c).

6.                 Terms of Options.

(a)   Each Option shall automatically be exercised on the last day of the Exercise Period for such Option, using the funds which have accrued in a Participant’s Withholding Account as of such day, unless the Participant withdraws from the Plan or is deemed to withdraw during the Exercise Period. An Option granted hereunder may be exercised only through the use of the funds which have accrued in a Participant’s Withholding Account. Any Option, to the extent unexercised on the Exercise Date, shall expire on the Exercise Date.

(b)   As soon as reasonably possible following exercise in accordance with Section 6(a) and upon the Participant’s written request, a certificate representing the whole number of shares of Common Stock purchased, registered in the name of the Participant, shall be delivered to the Participant or to such other person designated by the Participant, including, without limitation, the Participant’s broker.

(c)   A Participant shall be deemed to have withdrawn from participation in the Plan upon the occurrence of any of the following events:

(i)    Voluntary Discontinuance while Employed. A Participant may discontinue his or her election and withdraw from the Plan by giving written notice to the Company, no later than the third business day prior to the end of the then-ongoing Exercise Period, specifying that the Participant is so withdrawing from the Plan; provided, however, that a Participant who shall have so discontinued his or her election to participate and withdrawn from the Plan may not participate in the Plan during the next following Exercise Period. Upon such a voluntary discontinuance of participation, amounts withheld from compensation during the Exercise Period will be refunded.

(ii)   Termination of Employment.   Unless employment has terminated due to Retirement, Disability or death, a Participant will be deemed to have discontinued participation on the first day of the Exercise Period in which such Participant’s termination of employment occurs and amounts withheld from compensation during the Exercise Period will be refunded.

(iii)   Retirement.   In the event a Participant’s employment terminates because of Retirement during the first three months of an Exercise Period, the Participant will be deemed to have discontinued participation on the first day of the Exercise Period in which Retirement occurs and amounts withheld from Compensation during the Exercise Period will be refunded. If Retirement occurs during the last three months of the Exercise Period, the Participant will continue to participate through the balance of the Exercise Period in which Retirement occurs (without further withholding) unless he or she elects a voluntary discontinuance during that Exercise Period.

(iv)   Death or Disability.   In the event the employment of the Participant by the Company or an Affiliated Company terminates as a result of the Participant’s Disability or death, the Participant will be deemed to participate (without further withholding) through the balance of the Exercise Period in which death or Disability occurs, unless he or she (or the executor, administrator or representative, as the case may be) elects a voluntary discontinuance during that Exercise Period.

(v)   Levy or Attachment.   The filing with or levying upon the Company or the custodian of any judgment, attachment, garnishee or other court order affecting the Participant’s account under the Plan will automatically terminate such Participant’s participation in the Plan and amounts withheld from compensation during the Exercise Period will be refunded.

(vi)   Plan Termination/Expiration.   Subject to Section 12(b), termination of the Plan will terminate the participation of all Participants in the Plan.

(d)   A Participant’s employment shall not be deemed terminated by reason of a transfer to another employer which is related to the Company within the meaning of Sections 424(e) or (f) of the Code. A Participant who has elected participation under the Plan who is absent from work with the Company or with an Affiliated Company because of temporary disability (any disability other than a permanent and total Disability) or who is on leave of absence for a period of less than 90 days shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated employment. In the case of a leave of absence which is longer than 90 days, a Participant will not be deemed to have terminated employment until the later of the 91st day of such leave or, if later, such date as the Participant’s reemployment rights are not protected by contract or law.

(e)   Upon the discontinuance of an election and withdrawal from the Plan by a Participant, all withheld amounts in such Participant Withholding Account shall be transferred to such Participant within thirty (30) days of such discontinuance and withdrawal, except to the extent such withheld amounts are applied to the exercise of an Option as provided above. In no event shall any amounts be withheld from a Participant’s Compensation for allocation to such Participant’s Withholding Account after the date such Participant’s employment shall cease.

(f)    In no event may any discontinuance of a Participant’s election and withdrawal from the Plan be in respect to a portion rather than all of such Participant’s Withholding Account on such date.

7.                 Payment for Common Stock Through Withholding.

(a)   Employee Contributions

Each Eligible Employee may elect to participate in  the Plan by filing an enrollment application and payroll withholding form with his or her employer’s payroll department during the Initial Notice Period or during a Notice Period, which election shall be effective in the case of an election filed during the Initial Notice Period, for the Exercise Period commencing on the Effective Date and all subsequent Exercise

Periods, or, in the case of an election filed during a Notice Period, for the next Exercise Period and for all subsequent Exercise Periods, until, in any case, such Participant’s participation in the Plan terminates. Each Eligible Employee who elects to participate shall specify the amount of his or her contributions to be made by payroll deduction by specifying a whole percentage from 1% to 10% of such Participant’s Compensation payable for each payroll period.

No interest shall accrue or be payable to any Participant in the Plan with respect to any sums withheld at the Participant’s election, whether such sums be applied to purchase Common Stock, or are returned to the Participant.

Payroll deductions may be increased by a Participant only during a subsequent Notice Period, but may be decreased, upon the Participant’s written election, effective as of the first payroll period for which it is administratively practical to put the decrease into effect.

(b)   Application of Payroll Contributions

The Company shall maintain a separate account into which it shall deposit all amounts withheld for payment of shares of Common Stock and shall maintain sufficient records reflecting each Participant’s Withholding Account.

On the last day of each Exercise Period all amounts in a Participant’s Withholding Account shall be paid over to the Company in payment of the Option Price for the number of whole shares of Common Stock which can be purchased on such date with such withheld total amount, unless otherwise directed in accordance with Section 6 above. In lieu of fractional shares, unapplied cash shall be carried forward to the next Exercise Period unless the Participant requests a cash payment.

8.                 Transferability of Options and Common Stock.

(a)   No Option may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution, and no Option shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. An Option may be exercised only by the Eligible Employee during his or her lifetime, or by his or her legal representative if permitted by Section 423 of the Code, or pursuant to Section 6 by his or her estate or the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance.

(b)   Participants in the Plan who wish to avail themselves of the favorable tax benefits of Section 423 of the Code may not transfer or otherwise dispose of shares of Common Stock acquired by them or on their behalf under the Plan (other than in the case of a Participant’s death) until after the later of one year from the date of acquisition of said shares and two years after the Applicable Grant Date of the Option pursuant to which said shares of Common Stock were acquired.

(c)   Each Eligible Employee who receives shares of Common Stock pursuant to the Plan agrees, by electing to participate, to notify the Company, in writing, immediately after such Participant makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an Option under the Plan. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of two years after the Applicable Grant Date for said Option or one year after the receipt of shares pursuant to the exercise of said Option. If the Participant has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

9.                 Adjustment Provisions.

The aggregate number of shares of Common Stock with respect to which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option and the Option Price per share of each Option shall all be appropriately adjusted if any of the following occur after the Plan’s adoption by the Board:  any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company. Adjustments shall be made according to the sole discretion of the Board, and its decision shall be binding and conclusive.

10.          Dissolution, Merger and Consolidation

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, the holder of each Option then outstanding under the Plan will thereafter be entitled to receive at the next Exercise Date upon the exercise of such Option for each share of Common Stock as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 10 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such Option might thereafter be entitled to receive.

11.          Stockholder Approval.

The Plan is subject to approval by the holders of a majority of the outstanding shares of Common Stock (and the holders of any other class of stock to the extent required by law, agreement or Section 423 of the Code) within 12 months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

12.          Miscellaneous

(a)   Legal and Other Requirements.   The obligations of the Company to sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, if deemed necessary or appropriate by the Company. Certificates for shares of Common Stock issued hereunder may be legended to such effect as the Board shall deem appropriate.

(b)   Termination and Amendment of Plan.   Except as provided in the following sentence, the Plan may be terminated or amended by the stockholders of the Company, by the Board, or by the Committee, including amendment of the Plan from time to time to designate corporations whose employees may be offered options under the Plan from among a group consisting of the Company and any corporation which is or becomes its Affiliate. Amendments effecting:  (1) any increase in the aggregate number of shares of Common Stock which may be issued under the Plan (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split) or (2) changing the designation of corporations whose employees may be offered options under the Plan, except designations described in the preceding sentence, must be approved by the stockholders of the Company within twelve (12) months after such amendment is adopted by the Board or by the Committee or such amendment is void ab initio. No amendment to the Plan shall affect any Options theretofore granted or any Common Stock theretofore acquired by a Participant, unless such amendment shall expressly so provide and unless any Participant to whom an Option has been granted who would be adversely affected by such amendment consents in writing thereto. Unless otherwise determined by the Board, no Options will be granted under the Plan after January 1,

2007. The Plan shall expire on June 25, 2007, unless extended or earlier terminated in accordance with the terms hereof.

(c)   Withholding Taxes.   Upon a Disqualifying Disposition, within the meaning of Section 8(d), of any shares of Common Stock received pursuant to the exercise of any Option under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local requirements as to income tax withholding and employee contributions to employment taxes or, alternatively, in the Board’s sole discretion, the Company may withhold all such amounts from other compensation due to the Participant by the Company.

(d)   Right to Terminate Employment.   Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee or other optionee the right to continue in the employment of the Company or any Affiliated Company or affect any right which the Company or any Affiliated Company may have to terminate the employment of such Eligible Employee or other optionee.

(e)   Rights as a Stockholder.   A Participant shall not have any right as a stockholder of the Company with respect to shares of Common Stock issuable pursuant to the exercise of an Option hereunder, unless and until a certificate or certificates for such shares of Common Stock are issued to him or her or the Company reflects the Participant’s ownership in its stock ledger or other appropriate record of Common Stock ownership.

(f)   Leaves of Absence.   The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by any Eligible Employee, provided such rules are consistent with Section 423 of the Code.

(g)   Notices.   Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (1) on the date it is personally delivered to the Treasurer of the Company (or such other person as may be designated by the Company from time to time with notice given to each Participant) at its principal executive offices or (2) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Treasurer of the Company (or such other person as may be designated by the Company from time to time with notice given to each Participant) at such offices or (3) on the date on which delivery was guaranteed by a third party business (such as Federal Express and including the postage service); and shall be deemed delivered to a Participant (A) on the date it is personally delivered to him or her or (B) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company or of any Affiliate or (C) on the date on which delivery was guaranteed by a third party business (such as Federal Express and including the postal service), provided that the documents were sent to him or her at the last address shown for him or her on the records of the Company or of any Affiliate.

(h)   Uniformity.   All Eligible Employees shall have the same rights and privileges under the Plan, except that the amount of Common Stock which may be purchased under Options granted under the Plan shall bear a uniform relationship to the Compensation of Eligible Employees. All rules and determinations of the Board in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

(i)  Applicable Law.  All questions pertaining to the validity, construction and administration of the Plan and Options granted hereunder shall be determined in conformity with the laws of the Commonwealth of Massachusetts, to the extent not inconsistent with Section 423 of the Code and the regulations thereunder.

AMENDMENT TO
PRAECIS PHARMACEUTICALS INCORPORATED
SECOND AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

AMENDMENT dated as of March 15, 2006 to the PRAECIS PHARMACEUTICALS INCORPORATED Second Amended and Restated Employee Stock Purchase Plan (the “ESPP”).

Pursuant to certain resolutions adopted by the Board of Directors (the “Board”) of PRAECIS PHARMACEUTICALS INCORPORATED by Unanimous Action by Written Consent dated March 15, 2006, the Board amended the first sentence of paragraph 4 of the ESPP to read as follows, subject, however, to stockholder approval of the ESPP, as amended by this Amendment:

“The aggregate number of shares of Common Stock available for issuance upon the exercise of Options granted pursuant to Section 5 shall be one hundred and sixty thousand (160,000) shares.”

ANNUAL MEETING OF STOCKHOLDERS OF
PRAECIS PHARMACEUTICALS INCORPORATED

May 11, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

¯  Please detach along perforated line and mail in the envelope provided  ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
ALL DIRECTOR NOMINEES NAMED BELOW AND “FOR” PROPOSALS 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1. Election of Directors:

2. Proposal to approve the Company’s Fourth Amended and Restated 1995 Stock Plan, which amends and restates the Third Amended and Restated 1995 Stock Plan, to increase by 500,000 the number of shares of common stock authorized for issuance under the plan, permit the grant of awards of restricted stock and include certain performance goals for purposes of Section 162(m) of the Internal Revenue Service Code of 1986, as amended.

			FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ™ Malcolm L. Gefter, Ph.D. ™ Kevin F. McLaughlin ™ G. Leonard Baker, Jr. ™ Garen G. Bohlin ™ Henry F. McCance ™ Leonard E. Post, Ph.D. ™ David B. Sharrock ™ Patrick J. Zenner
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

3. Proposal to approve an amendment to the Company’s Second Amended and Restated Employee Stock Purchase Plan to increase by 80,000 the number of shares of common stock authorized for issuance under the plan.

			FOR ☐	AGAINST ☐	ABSTAIN ☐
		4. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.     ☐

The aforesaid proxies, or any one or both of them, or their duly appointed substitute(s) as aforesaid, are also authorized to vote in their discretion for the election as a director of such substitute nominee(s) as the Board of Directors may designate if any of the persons nominated for election as a Director and named above is unable to serve or for good cause will not serve, and upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournment(s) thereof, to the extent permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

This Proxy is solicited by the Board of Directors, and the shares will be voted in accordance with your directions hereon. If you sign and timely return your proxy card but do not indicate how your shares are to be voted as to one or more of the proposals, your shares will be voted FOR each of the proposals.

PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY. PLEASE DO NOT FOLD THIS PROXY.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE:       Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PRAECIS PHARMACEUTICALS INCORPORATED

830 Winter Street, Waltham, MA 02451

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MAY 11, 2006

The undersigned hereby appoints Kevin F. McLaughlin and Edward C. English, or any one or both of them, each with full power of substitution, as lawful proxies, to vote all the shares of Common Stock of PRAECIS PHARMACEUTICALS INCORPORATED which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of PRAECIS PHARMACEUTICALS INCORPORATED to be held at its corporate headquarters, 830 Winter Street, Waltham, MA 02451 on Thursday, May 11, 2006, at 10:00 a.m. local time, and at any adjournment(s) thereof, as directed on the reverse side of this card. The aforesaid proxies, or any one or both of them, or their duly appointed substitute(s) as aforesaid, are also authorized to vote upon any adjournment(s) of the Annual Meeting of Stockholders, for the election as a director of such substitute nominee(s) as the Company’s Board of Directors may designate to replace any person nominated as a director and named on the reverse side of this card if such person is unable to serve or for good cause will not serve, and in their discretion upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournment(s) thereof, to the extent permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. This proxy revokes all prior proxies given by the undersigned.

This proxy when properly executed will be voted on Proposals 1, 2, 3 and 4 set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement (receipt of which is hereby acknowledged by the undersigned) as directed on the reverse side of this card, and in the discretion of the aforesaid proxies upon such other business as may properly come before the meeting or any adjournment(s) thereof and matters incident to the conduct of the meeting or any adjournment(s) thereof, to the extent permitted by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. If no direction is made, said proxies will vote the shares represented by this proxy FOR the election as directors of the nominees named on the reverse side of this card (Proposal No. 1) (or for the election of such substitute nominee(s) as the Board of Directors may designate if any of the persons nominated for election as a director and named on the reverse side of this card is unable to serve or for good cause will not serve), FOR Proposal No. 2, FOR Proposal No. 3 and FOR Proposal No. 4.

Please sign on reverse side and return promptly in the enclosed postage-paid envelope.